     As filed with the Securities and Exchange Commission on April 18, 1997


                                                               File Nos. 33-5819
                                                                        811-5034

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 POST-EFFECTIVE
                                AMENDMENT NO. 18
                                       AND
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                                AMENDMENT NO. 19


                         LANDMARK TAX FREE INCOME FUNDS+
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679

       PHILIP W. COOLIDGE, 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                    COPY TO:
         ROGER P. JOSEPH, BINGHAM, DANA & GOULD LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110


         It is proposed that this filing will become effective on May 1, 1997 pursuant to paragraph (b) of Rule 485.

         Pursuant to Rule 24f-2, Registrant has registered an indefinite number of its Shares of Beneficial Interest (without par value) under the Securities Act of 1933 and filed a Rule 24f-2 Notice on February 21, 1997 for Registrant's fiscal year ended December 31, 1996.

                     CALCULATION OF REGISTRATION FEE - LANDMARK NEW YORK TAX FREE INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                 PROPOSED MAXIMUM       PROPOSED MAXIMUM        AMOUNT OF
  TITLE OF SECURITIES BEING        AMOUNT OF SHARES BEING       OFFERING PRICE PER     AGGREGATE OFFERING     REGISTRATION
          REGISTERED             REGISTERED UNDER RULE 24E-2          SHARE*                 PRICE**               FEE
------------------------------------------------------------------------------------------------------------------------------
Shares of Beneficial Interest
without par value............           1,595,466.610               $11.24                                         $0
------------------------------------------------------------------------------------------------------------------------------

 *Pursuant to Rule 457(c), this was the maximum offering price per share of the Registrant's shares at the close of business on April 14, 1997.
**Computed under 17 CFR 270.24e; 1,595,466.610 shares were redeemed or repurchased during the fiscal year ended December 31,
  1995, none of which were used for reductions in previous filings during the current year under Rule 24f-2 and 1,595,466.610 of which are being used for reduction in this Post-Effective Amendment No. 18.


-------------------------------------------------------------------------------
+Formerly, Landmark New York Tax Free Income Fund.

                         LANDMARK TAX FREE INCOME FUNDS
                   (LANDMARK NATIONAL TAX FREE INCOME FUND AND
                     LANDMARK NEW YORK TAX FREE INCOME FUND)

                       REGISTRATION STATEMENT ON FORM N-1A

                              CROSS REFERENCE SHEET

N-1A
ITEM NO.        N-1A ITEM                                                    LOCATION
PART A                                                                       PROSPECTUS

Item 1.         Cover Page.............................................      Cover Page
Item 2.         Synopsis...............................................      Expense Summary
Item 3.         Condensed Financial Information........................      Condensed Financial Information
Item 4.         General Description of Registrant......................      Investment Information; General
                                                                             Information; Appendix
Item 5.         Management of the Fund.................................      Management; Expenses
Item 5A.        Management's Discussion of Fund Performance............      Not Applicable
Item 6.         Capital Stock and Other Securities.....................      General Information; Classes of Shares;
                                                                             Voting and Other Rights; Purchases;
                                                                             Exchanges; Redemptions; Dividends and
                                                                             Distributions; Tax Matters
Item 7.        Purchase of Securities Being Offered...................       Purchases; Exchanges; Redemptions
Item 8.        Redemption or Repurchase...............................       Purchases; Exchanges; Redemptions
Item 9.        Pending Legal Proceedings..............................       Not Applicable

                                                                             STATEMENT OF
                                                                             ADDITIONAL
PART B                                                                       INFORMATION

Item 10.       Cover Page.............................................       Cover Page
Item 11.       Table of Contents......................................       Cover Page
Item 12.       General Information and History........................       The Funds
Item 13.       Investment Objectives and Policies.....................       Investment Objectives, Policies and
                                                                             Restrictions
Item 14.       Management of the Fund.................................       Management
Item 15.       Control Persons and Principal Holders of Securities....       Management
Item 16.       Investment Advisory and Other Services.................       Management
Item 17.       Brokerage Allocation and Other Practices...............       Portfolio Transactions
Item 18.       Capital Stock and Other Securities.....................       Description of Shares, Voting Rights and
                                                                             Liabilities
Item 19.       Purchase, Redemption and Pricing of Securities
               Being Offered..........................................       Description of Shares, Voting Rights and
                                                                             Liabilities; Determination of Net Asset
                                                                             Value; Valuation of Securities;
                                                                             Additional Purchase and Redemption
                                                                             Information
Item 20.       Tax Status.............................................       Certain Additional Tax Matters
Item 21.       Underwriters...........................................       Management
Item 22.       Calculation of Performance Data........................       Performance Information
Item 23.       Financial Statements...................................       Independent Accountants and Financial
                                                                             Statements

PART C Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS
--------------------------------------------------------------------------------
                                  MAY 1, 1997

                    LANDMARK NATIONAL TAX FREE INCOME FUND
                    LANDMARK NEW YORK TAX FREE INCOME FUND
                (Members of the Landmark(SM) Family of Funds)
                             Class A and B Shares

This Prospectus describes two mutual funds in the Landmark Family of Funds:
Landmark National Tax Free Income Fund and Landmark New York Tax Free Income Fund. Each Fund has its own investment objectives and policies. Citibank,
N.A. is the investment adviser.
--------------------------------------------------------------------------------

REMEMBER THAT SHARES OF THE FUNDS:

o   ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY
o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK OR ANY OF ITS AFFILIATES
o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED

--------------------------------------------------------------------------------


    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. A Statement of Additional Information dated May 1, 1997 (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Funds may be made, by contacting the investor's Shareholder Servicing Agent (see inside back cover for address and phone number).


    This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sales of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

--------------------------------------------------------------------------------

   ----------------------------------------------------
      TABLE OF CONTENTS

       2      Prospectus Summary
      -----------------------------------------------
       4      Expense Summary
      -----------------------------------------------
       6      Condensed Financial Information
      -----------------------------------------------
       8      Investment Information
      -----------------------------------------------
       9      Risk Considerations
      -----------------------------------------------
              Valuation of Shares
      10      Classes of Shares
      -----------------------------------------------
      12      Purchases
      -----------------------------------------------
      15      Exchanges
      -----------------------------------------------
      16      Redemptions
      -----------------------------------------------
              Dividends and Distributions
      17      Management
      -----------------------------------------------
      20      Tax Matters
      -----------------------------------------------

              Performance Information
      21      General Information
      -----------------------------------------------
      22      Appendix -- Permitted Investments
                          and Investment Practices

   ----------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                              PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

    See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUNDS: This Prospectus describes two mutual funds: Landmark National Tax Free Income Fund and Landmark New York Tax Free Income Fund. Each Fund has its own investment objectives and policies. There can be no assurance that either Fund will achieve its objectives.

INVESTMENT OBJECTIVES AND POLICIES:
    LANDMARK NATIONAL TAX FREE INCOME FUND. The Fund's objectives are to generate high levels of current income exempt from federal income taxes and to preserve the value of its shareholders' investment. The Fund invests primarily in municipal obligations that pay interest that is exempt from federal income taxes.

    LANDMARK NEW YORK TAX FREE INCOME FUND. The Fund's objectives are to generate high levels of current income exempt from federal, New York State and New York City personal income taxes and to preserve the value of its shareholders' investment. The Fund invests primarily in municipal obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes.


INVESTMENT ADVISER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Adviser"), a wholly-owned subsidiary of Citicorp, is the investment adviser. Citibank and its affiliates manage more than $81 billion in assets worldwide. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS" or the "Distributor") is the distributor of shares of each Fund. See "Management."


PURCHASES AND REDEMPTIONS: Customers of Shareholder Servicing Agents may purchase and redeem shares of the Funds on any Business Day. See "Purchases" and "Redemptions."

PRICING: Investors may select Class A or Class B shares, with different expense levels and sales charges (if available through the investors' Shareholder Servicing Agents). See "Classes of Shares," "Purchases" and "Management -- Distribution Arrangements."

CLASS A SHARES. Offered at net asset value plus any applicable initial sales charge (maximum of 4.00% of the public offering price) and subject to a distribution fee at the annual rate of 0.05% of the average daily net assets represented by the Class A shares. Purchases of $1 million or more are not subject to an initial sales charge, but are subject to a 1.00% contingent deferred sales charge in the event of certain redemptions within 12 months following purchase.

    The sales charge on Class A shares may be reduced or eliminated through the following programs:
    Letter of Intent
    Right of Accumulation
    Reinstatement Privilege
See "Purchases" and "Redemptions."


CLASS B SHARES. Offered at net asset value (a maximum contingent deferred sales charge of 5.00% of the lesser of the shares' net asset value at redemption or their original purchase price is imposed on certain redemptions made within six years of the date of purchase) and subject to a distribution fee at the annual rate of 0.75% of the average daily net assets represented by Class B shares and a service fee at the annual rate of 0.05% of the average daily net assets represented by Class B shares. Class B shares automatically convert into Class A shares (which have a lower distribution fee) approximately eight years after purchase.


EXCHANGES: Shares may be exchanged for shares of the corresponding class of most other Landmark Funds. See "Exchanges."

DIVIDENDS: Dividends are declared and paid monthly for each Fund. Net capital gains are distributed annually. See "Dividends and Distributions."

REINVESTMENT: All dividend and capital gain distributions may be received either in cash or in Fund shares of the same class at net asset value, subject to the policies of a shareholder's Shareholder Servicing Agent. See "Dividends and Distributions."

WHO SHOULD INVEST: Each Fund has its own suitability considerations and risk factors, as summarized below and described in more detail in "Investment Information" and "Risk Considerations." No single Fund is intended to provide a complete investment program.

NATIONAL TAX FREE INCOME FUND. The Fund is designed for investors seeking current income that is exempt from federal income taxes. Investors should be willing to accept fluctuation in the price of shares of the Fund.

NEW YORK TAX FREE INCOME FUND. The Fund is designed for investors seeking current income that is exempt from federal, New York State and New York City personal income taxes. Investors should be willing to accept fluctuation in the price of shares of the Fund and to bear the increased risk of an investment portfolio that is concentrated in obligations of New York and its political subdivisions.

RISK FACTORS: There can be no assurance that either Fund will achieve its investment objectives. Each Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. As a result, an investor's shares may be worth more or less at redemption than at the time of purchase.

    The value of fixed income securities, including municipal obligations, generally goes down when interest rates go up, and vice versa. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

    Prices of fixed income securities also fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. Also, it is possible that some issuers will be unable to make required payments on fixed income securities held by each Fund.

    Each Fund is a non-diversified mutual fund, which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. The New York Tax Free Income Fund's investments are, under normal circumstances, concentrated in municipal obligations of New York issuers. As a result, each Fund is more susceptible than more diversified funds to any single economic, political or regulatory occurrence, and the New York Tax Free Income Fund is particularly susceptible to occurrences affecting New York issuers. New York State, New York City and other New York governmental authorities have experienced financial difficulties, and as a result the credit ratings of some of their municipal obligations have been downgraded.

    Certain investment practices may also entail special risks. Investors should read "Risk Considerations" for more information about risk factors.

EXPENSE SUMMARY
------------------------------------------------------------------------------

The following table summarizes estimated shareholder transaction and annual operating expenses for Class A and B shares of each Fund.*

                                     ------------------------------------------
                                                               NEW YORK TAX
                                          NATIONAL TAX FREE         FREE
                                             INCOME FUND         INCOME FUND

                                         CLASS A     CLASS B   CLASS A CLASS B
------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price) .   4.00%        None     4.00%   None
Maximum Contingent Deferred Sales
  Charge (as a percentage of original
  purchase price or redemption             See                   See
  proceeds, whichever is less) ........  Below(1)     5.00%    Below(1) 5.00%
ANNUAL FUND OPERATING EXPENSES AFTER
  FEE WAIVERS (AS A PERCENTAGE OF
  AVERAGE NET ASSETS):
Investment Management Fee(2) ..........   0.25%       0.25%     0.19%   0.19%
12b-1 Fees (including service fees
  for Class B shares)(2)(3) ...........   0.05%       0.80%     0.05%   0.80%
Other Expenses
  Administrative Services Fees(2) .....   0.10%       0.10%     0.09%   0.09%
  Shareholder Servicing Agent Fees ....   0.25%       0.25%     0.25%   0.25%
  Other Operating Expenses ............   0.15%(2)    0.15%(2)  0.22%   0.22%
Total Fund Operating Expenses(2) ......   0.80%       1.55%     0.80%   1.55%


* This table is intended to assist investors in understanding the various costs and expenses that a shareholder of a Fund will bear, either directly or indirectly.
Because Class B shares were not offered during the most recent fiscal year of the Funds, certain figures in the table are based on estimated amounts for the current fiscal year. The table shows the fees paid to various service providers after giving effect to expected voluntary partial fee waivers and reimbursements. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at these levels.


(1) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge of 1.00% will be imposed in the event of certain redemptions within 12 months following purchase. See "Classes of Shares" and "Purchases."


(2) Absent fee waivers and reimbursements, investment management fees, rule 12b-1 fees, administrative services fees, other operating expenses and total fund operating expenses would be .40%, .10%, .40%, 7.08% and 8.23% for Landmark National Tax Free Income Fund -- Class A and .40%, .85%, .40%, 7.08% and 9.08% of Landmark National Tax Free Income Fund -- Class
    B. Absent fee waivers and reimbursements, investment management fees, 12b-1 fees, administrative service fees and total fund operating expenses would be .40%, .20%, .25% and 1.32% for Landmark New York Tax Free Income Fund -- Class A; and .40%, .95%, .25% and 2.07% for Landmark New York Tax Free Income Fund -- Class B. The foregoing 12b-1 fees for Class A shares assume a 0.05% charge for print or electronic media expenses.
(3) 12b-1 distribution fees are asset-based sales charges. Long-term shareholders in a Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. The figures for the Class B shares include service fees, which are payable at the annual rate of 0.05% of the average daily net assets represented by Class B shares.


EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming, except as otherwise noted, redemption at the end of each period indicated below:

                                       ONE        THREE      FIVE       TEN
                                       YEAR       YEARS      YEARS     YEARS
--------------------------------------------------------------------------------
NATIONAL TAX FREE INCOME FUND
Class A shares(1) ...................   $48       $65        $ 83      $135
Class B shares:
    Assuming complete redemption at
      end of period(2) ..............   $66       $79        $104      $164
    Assuming no redemption ..........   $16       $49        $ 84      $164


                                       ONE        THREE      FIVE       TEN
                                       YEAR       YEARS      YEARS     YEARS
--------------------------------------------------------------------------------
NEW YORK TAX FREE INCOME FUND
  Class A shares(1) .................   $48       $65        $ 83      $135
  Class B shares:
    Assuming complete redemption at
    end of period(2)(3) .............   $66       $79        $104      $164
    Assuming no redemption(3) .......   $16       $49        $ 84      $164
----------
(1) Assumes deduction at the time of purchase of the maximum 4.00% sales load.
(2) Assumes deduction at the time of redemption of the maximum applicable contingent deferred sales charge.
(3) Ten-year figures assume conversion of Class B shares to Class A shares approximately eight years after purchase.


The Example assumes a 5% annual return and that all dividends are reinvested and reflects certain voluntary fee waivers. If waivers were not in place, the amounts in the example would be $118, $266, $404 and $714 for National Tax Free Income Fund -- Class A; $138, $284, $426 and $726 for National Tax Free Income Fund -- Class B (assuming complete redemption at the end of each period); $53, $80, $109 and $193 for New York Tax Free Income Fund -- Class A; and $71, $95, $131 and $217 for New York Tax Free Income Fund -- Class B (assuming complete redemption at the end of each period). Expenses for Class A shares are based on each Fund's fiscal year ended December 31, 1996. Expenses for Class B shares are estimated because Class B shares were not offered during the fiscal year ended December 31, 1996. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of any Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


The following tables provide condensed financial information about the Funds for the periods indicated. The information below should be read in conjunction with the financial statements appearing in the Funds' Annual Reports to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the tables below, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose reports are included in the Funds' Annual Reports. Copies of the Annual Reports may be obtained without charge from an investor's Shareholder Servicing Agent (see inside of back cover for address and phone number).

                         ----------------------------------------------------------------------------------------------------------
                                                               NEW YORK TAX FREE INCOME FUND
                                                                   FINANCIAL HIGHLIGHTS
                                                                      CLASS A SHARES
                                                (No Class B shares were outstanding during these periods.)

                                                           FOUR
                                                           MONTHS
                                                           ENDED
                              YEAR ENDED DEC. 31,         DEC. 31,                        YEAR ENDED AUGUST 31,
                           1996      1995       1994      1993(a)         1993     1992    1991    1990    1989     1988     1987++
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
beginning of period ...   $11.25    $10.09     $11.54        $11.44      $10.82  $10.27  $ 9.77  $ 9.89  $ 9.34   $ 9.49    $10.00
                          ------    ------     ------        ------      ------  ------  ------  ------  ------   ------    ------
Income from Operations:
Net investment income ..   0.585     0.607      0.566         0.210       0.567   0.589   0.583   0.565   0.577    0.586     0.575
Net realized and
  unrealized gain (loss)
    on  investments ....  (0.267)    1.153     (1.415)        0.076       0.610   0.541   0.510  (0.117)  0.550   (0.156)   (0.517)
                          ------    ------     ------        ------      ------  ------  ------  ------  ------   ------    ------
    Total from
      operations .......   0.318     1.760     (0.849)        0.286       1.177   1.130   1.093   0.448   1.127    0.430     0.058
                          ------    ------     ------        ------      ------  ------  ------  ------  ------   ------    ------
Less Dividends From:
  Net investment income   (0.588)   (0.600)    (0.601)       (0.186)     (0.557) (0.580) (0.593) (0.568) (0.577)  (0.580)   (0.568)
                          ------    ------     ------        ------      ------  ------  ------  ------  ------   ------    ------
Net Asset Value, end of
  period ...............  $10.98    $11.25     $10.09        $11.54      $11.44  $10.82  $10.27  $ 9.77  $ 9.89   $9.340    $9.490
                          ======    ======     ======        ======      ======  ======  ======  ======  ======   ======    ======
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
period (000's omitted) . $82,182   $90,264    $86,399      $120,824    $111,583 $81,185 $73,884 $76,442 $73,790  $70,050   $92,850
Ratio of expenses to
average net assets .....   0.80%     0.80%      0.80%         0.80%+      0.80%   0.80%   0.81%   1.37%   1.42%    1.25%     0.72%+
Ratio of net investment
  income to average
  net assets ...........   5.34%     5.62%      5.52%         4.84%+      5.11%   5.58%   5.82%   5.73%   5.95%    6.34%     6.18%+
Portfolio turnover .....     47%       98%       150%           46%        149%    143%    337%    170%    204%     107%      114%
Total return ...........   3.01%    17.89%     (7.47%)        2.52%**    11.19%  11.31%  11.52%   4.66%  12.49%    4.67%     0.54%+

Note: If certain agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the periods indicated
and expenses were not reduced for fees paid
indirectly for the years after December 31, 1994, the net investment income per share and the ratios would have been as follows:

Net investment income
  per share ............  $0.534    $0.555     $0.508        $0.191      $0.515  $0.537  $0.540  $0.561       *   $0.586    $0.519
RATIOS:
Expenses to average net
  assets ...............   1.27%     1.27%      1.27%         1.23%+      1.27%   1.30%   1.24%   1.40%       *    1.26%     1.33%+
Net investment income to
  average net assets ...   4.87%     5.15%      5.05%         4.40%+      4.64%   5.09%   5.39%   5.69%       *    6.33%     5.57%+


*          No waiver or assumption of expenses during the period.
**         Not annualized.
+          Annualized.
++         For the period from the start of business, September 8, 1986 to August 31, 1987.
(A)        Effective September 1, 1993, the Fund changed its fiscal year end from August 31 to December 31.


                                         ---------------------------------------
                                            NATIONAL TAX FREE INCOME FUND
                                                 FINANCIAL HIGHLIGHTS
                                                    CLASS A SHARES
                                        (No Class B shares were outstanding
                                                during these periods.)

                                                              AUGUST 17, 1995
                                             YEAR ENDED      (COMMENCEMENT OF
                                            DECEMBER 31,      OPERATIONS) TO
                                                1996         DECEMBER 31, 1995
                                          -----------------  -----------------
--------------------------------------------------------------------------------
Net Asset Value, beginning of period ...       $10.55             $10.00
                                               ------             ------
Income from Operations:

Net investment income ..................        0.562              0.187

Net realized and unrealized gain (loss)
  on investments .......................       (0.232)             0.551
                                               ------             ------
    Total from operations ..............        0.330              0.738
                                               ------             ------
Less Dividends From:

  Net investment income ................       (0.540)            (0.188)
                                               ------             ------
Net Asset Value, end of period .........       $10.34             $10.55
                                               ======             ======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's
  omitted) .............................       $2,060             $1,306

Ratio of expenses to average net assets             0%                 0%

Ratio of net investment income to
  average net assets ...................         5.42%+             5.20%+

Portfolio turnover .....................           52%                 0%

Total return ...........................         3.31%              7.43%**

Note: If certain agents of the Fund had not voluntarily agreed to waive all or a portion of their fees for the period, expenses were not reduced for fees paid indirectly and had expenses been limited to that required by state securities laws in 1995, the net investment income per share and the ratios would have been as follows:

Net investment income per share ........       $(0.291)           $0.098
RATIOS:
Expenses to average net assets .........         8.23%              2.50%+
Net investment income to average net
  assets ...............................        (2.81)%             2.70%+
 +Annualized.
**Not annualized.

                            INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES: The investment objectives of the NATIONAL TAX FREE INCOME FUND are to generate high levels of current income exempt from federal income taxes and to preserve the value of its shareholders' investment.

    The investment objectives of the NEW YORK TAX FREE INCOME FUND are to generate high levels of current income exempt from federal, New York State and New York City personal income taxes and to preserve the value of its shareholders' investment.

    The investment objectives of each Fund may be changed by its Trustees without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that either Fund will achieve its investment objectives.

INVESTMENT POLICIES: The NATIONAL TAX FREE INCOME FUND seeks its objectives by investing in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers ("Municipal Obligations") that pay interest that is exempt from federal income taxes including the federal alternative minimum tax ("tax-exempt Municipal Obligations"). Under normal circumstances at least 80% of the Fund's assets will be invested in tax-exempt Municipal Obligations.

    The National Tax Free Income Fund may invest in short-term debt securities that pay interest that is subject to federal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax.

    The NEW YORK TAX FREE INCOME FUND seeks its objectives by investing in Municipal Obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax ("triple tax-exempt Municipal Obligations"). Under normal circumstances at least 80% of the Fund's assets will be invested in triple tax-exempt Municipal Obligations.

    The New York Tax Free Income Fund may invest in Municipal Obligations paying interest that is exempt from federal income taxes but subject to New York State and New York City personal income taxes. The Fund may also invest in short-term debt securities that pay interest that is subject to federal, New York State and New York City personal income taxes, including those issued by companies, the U.S. Government or agencies of the U.S. Government. Except for temporary defensive purposes no more than 20% of the Fund's net assets will be invested in debt securities that pay interest subject to federal income tax or New York State or New York City personal income taxes.

    Municipal Obligations include municipal bonds, notes and commercial paper issued by the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, and obligations of other qualifying issuers. The Funds may invest both in "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer, and in "revenue" bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

    Each Fund will invest only in cash and in debt securities that either (i) carry at least a Baa rating from Moody's Investor's Service, Inc., or a BBB rating from Standard & Poor's Ratings Group, or are considered by the Adviser to be of equivalent quality, (ii) are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or (iii) are obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets.

    Securities rated Baa or BBB, while considered "investment grade," have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on bonds rated Baa or BBB than is the case for higher grade securities. Investors should review Appendix B to the Statement of Additional Information for a description of credit ratings.

    Under normal market conditions, the weighted average maturity of securities held by each Fund is in a long-term range (between 10 and 30 years). While long-term debt securities tend to generate a higher rate of current income than short-term debt securities, the prices of long-term debt securities generally fluctuate more in response to interest rate changes and other factors than the prices of short-term debt securities. Therefore, investors in each Fund should be willing to accept fluctuation in the price of shares of the Fund.

CERTAIN ADDITIONAL INVESTMENT POLICIES:
    TEMPORARY INVESTMENTS. During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and the interest on these investments may be subject to tax.


    OTHER PERMITTED INVESTMENTS. For more information regarding the Funds' permitted investments and investment practices, see the Appendix -- Permitted Investments and Investment Practices on page 22. The Funds will not necessarily invest or engage in each of the investments and investment practices in the Appendix but reserve the right to do so.


    INVESTMENT RESTRICTIONS. The Statement of Additional Information contains a list of specific investment restrictions which govern the investment policies of the Funds, including a limitation that each Fund may borrow money from banks in an amount not to exceed 33 1/3% of the Fund's net assets for extraordinary or emergency purposes (e.g., to meet redemption requests). Except as otherwise indicated, the Funds' investment objectives and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in a Fund's securities will not be a violation of policy.


    PORTFOLIO TURNOVER. Securities of each Fund will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objectives, without regard to the length of time a particular security may have been held. Each Fund's portfolio turnover rate appears in the Financial Highlights for the Fund. See "Condensed Financial Information." The amount of transaction costs and realization of taxable capital gains will tend to increase as the level of portfolio activity increases.


    BROKERAGE TRANSACTIONS. The primary consideration in placing each Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

                             RISK CONSIDERATIONS
--------------------------------------------------------------------------------

    The risks of investing in each Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

    CHANGES IN NET ASSET VALUE. Each Fund's net asset value will fluctuate based on changes in the values of the underlying portfolio securities. This means that an investor's shares may be worth more or less at redemption than at the time of purchase.

    INTEREST RATE RISK. The value of fixed income securities, including Municipal Obligations, generally goes down when interest rates go up, and vice versa. Furthermore, the value of fixed income securities may vary based on anticipated or potential changes in interest rates. Changes in interest rates will generally cause bigger changes in the prices of longer-term securities than in the prices of shorter-term securities.

    CREDIT RISK. Prices of fixed income securities fluctuate based on changes in the actual and perceived creditworthiness of issuers. The prices of lower rated securities often fluctuate more than those of higher rated securities. It is possible that some issuers will be unable to make required payments on fixed income securities held by a Fund.

    "REVENUE" OBLIGATIONS. Each Fund may invest in Municipal Obligations that are payable only from the revenues generated from a specific project or from another specific revenue source. Each Fund may invest more than 25% of its assets in (i) industrial revenue bonds issued to finance industrial projects, and (ii) Municipal Obligations issued to finance housing, electrical utilities and hospitals (although each Fund may not invest more than 25% of its assets at any time in debt securities financing any one of housing, electrical utilities, or hospitals, considered as three separate categories). Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on Municipal Obligations held by a Fund.


    NON-DIVERSIFIED FUNDS. Each Fund is a non-diversified mutual fund. This means that it is not subject to any statutory restrictions under the Investment Company Act of 1940 limiting the investment of its assets in one or relatively few issuers (although certain diversification requirements are imposed by the Internal Revenue Code). Since each Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of shares of each Fund may be more susceptible to any single economic, political or regulatory occurrence. The New York Tax Free Income Fund is particularly susceptible to occurrences affecting New York issuers. Each Fund also may invest 25% or more of its assets in securities the issuers of which are located in the same state or the interest on which is paid from revenues of similar type projects or that are otherwise related in such a way that a single economic, business or political development or change affecting one of the securities would also affect other securities. Investors should consider the greater risk inherent in these policies when compared with more diversified mutual funds.


    NEW YORK SECURITIES. The New York Tax Free Income Fund's investments are, under normal circumstances, concentrated in Municipal Obligations of New York issuers. Payment of interest and principal of these securities is dependent on the continuing ability of issuers in New York to meet their obligations.

    Investors in the New York Tax Free Income Fund should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. These financial difficulties caused the credit ratings of certain New York Municipal Obligations to be downgraded by ratings agencies. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which the New York Tax Free Fund may invest. There can be no assurance that credit ratings on obligations of New York State, New York City and other New York governmental authorities will not be downgraded further. Investors in this Fund should consider the greater risks inherent in the Fund's concentration in these securities when compared with the safety that comes with a less geographically concentrated investment portfolio. Further information is set forth in the Statement of Additional Information.


    INVESTMENT PRACTICES. Certain of the investment practices employed for the Funds may entail certain risks. These risks are in addition to risks described above and are described in the Appendix. See the Appendix -- Permitted Investments and Investment Practices on page 22.


                             VALUATION OF SHARES
--------------------------------------------------------------------------------


    Net asset value per share of each class of shares of each Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to a class of a Fund, then subtracting the liabilities charged to the class, and then dividing the result by the number of outstanding shares of the class. Per share net asset value of each class of a Fund's shares may differ because Class B shares bear higher expenses than Class A shares. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.

    Portfolio securities and other assets are valued primarily on the basis of market quotations, or if quotations are not available, by a method believed to accurately reflect fair value.


                              CLASSES OF SHARES
--------------------------------------------------------------------------------

DIFFERENCES BETWEEN THE CLASSES: Class A and B shares of a Fund represent interests in the same mutual fund. The primary distinctions between the classes of each Fund's shares are their initial and contingent deferred sales charge structures and their ongoing expenses, including service fees and asset-based sales charges in the form of distribution fees. These differences are summarized in the following able. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                                                ANNUAL 12B-1 FEES
                                                               (AS A PERCENTAGE OF
                              SALES CHARGE                  AVERAGE DAILY NET ASSETS)                OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A        Maximum initial sales charge of 4.00%           Distribution fee of      Initial sales charge waived or reduced for
               of the public offering price                     0.05%                   certain purchases; a contingent deferred
                                                                                        sales charge may apply in certain instances
                                                                                        where the initial sales charge is waived
CLASS B        Maximum contingent deferred sales charge of     Distribution fee of      Shares convert to Class A shares
               5.00% of the lesser of redemption proceeds        0.75%.                 approximately eight years after issuance
               or original purchase price; declines to         Service fee of 0.05%
               zero after six years
-----------------------------------------------------------------------------------------------------------------------------------


FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES:In deciding which class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances.

    SALES CHARGES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% of the public offering price (except that for purchases of $1 million or more, no initial sales charge is imposed and a contingent deferred sales charge may be imposed instead). Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in a Fund. Class B shares are sold with no initial sales charge, so the entire amount of a Class B shareholder's purchase price is immediately invested in a Fund. A contingent deferred sales charge (up to 5.00% of the lesser of the shares' net asset value at redemption or their original purchase price) applies to redemptions made within six years of purchase.

    WAIVERS AND REDUCTIONS OF SALES CHARGES. Class A share purchases totalling at least $100,000 and Class A share purchases made under a Fund's reduced sales charge plan may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any reduced sales charges on Class A shares for which they may be eligible.

    The entire initial sales charge on Class A shares is waived for certain eligible purchasers. However, a 1.00% contingent deferred sales charge is imposed on certain redemptions of Class A shares on which no initial sales charge was assessed. Because Class A shares bear lower ongoing annual expenses than Class B shares, in most cases investors eligible for reduced initial sales charges should purchase Class A shares.

    The contingent deferred sales charge may be waived upon redemption of certain Class B shares. See "Purchases."

    ONGOING ANNUAL EXPENSES. Class A shares pay an annual 12b-1 distribution fee of 0.05% of average daily net assets. Class B shares pay an annual 12b-1 distribution fee of 0.75% of average daily net assets and an annual service fee of 0.05% of average daily net assets represented by Class B shares. Annual 12b-1 distribution fees are a form of asset-based sales charge.

CONVERSION OF CLASS B SHARES: A shareholder's Class B shares will automatically convert to Class A shares in the same Fund approximately eight years after the date of issuance, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first Business Day of the month in which the eighth anniversary of the issuance of the Class B shares occurs. If a shareholder effects one or more exchanges among Class B shares of the Landmark Funds during the eight-year period, the holding periods for the shares so exchanged will be counted toward the eight-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same. See "Valuation of Shares." The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such a ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In that event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

OTHER INFORMATION: See "Purchases," "Redemptions" and "Management -- Distribution Arrangements" for a more complete description of the initial and contingent deferred sales charges and distribution fees for each class of shares of each Fund. By purchasing shares an investor agrees to the imposition of initial and deferred sales charges as described in this Prospectus.

                                  PURCHASES
--------------------------------------------------------------------------------

    Each Fund offers two classes of shares, Class A and B shares, with different expense levels and sales charges. See "Classes of Shares" for more information. WHEN PLACING PURCHASE ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES. ALL SHARE PURCHASE ORDERS THAT FAIL TO SPECIFY A CLASS AUTOMATICALLY WILL BE INVESTED IN CLASS A SHARES.

    Shares of the Funds are offered continuously and may be purchased on any Business Day at the public offering price either through a securities broker which has a sales agreement with the Distributor or through a bank or other financial institution which has an agency agreement with the Distributor. Such a bank or financial institution will receive transaction fees that are equal to the commissions paid to securities brokers. Shares of the Funds are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement concerning a Fund). A securities broker may receive both commissions and shareholder servicing fees. An investor's Shareholder Servicing Agent may not make available both classes of shares. The public offering price is the net asset value next determined after an order is transmitted to and accepted by the Distributor, plus any applicable sales charge for Class A shares. Each Shareholder Servicing Agent is required to promptly forward orders for Fund shares to the Distributor. Each Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    Each shareholder's account is established and maintained by his or her Shareholder Servicing Agent, which will be the shareholder of record of the Fund. Each Shareholder Servicing Agent may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent.


    Shareholder Servicing Agents will not transmit purchase orders to the Distributor unless they are in proper form.

PURCHASING CLASS A SHARES: INITIAL SALES CHARGE -- CLASS A SHARES. Each Fund's public offering price of Class A shares is the net asset value next determined after an order is transmitted to and accepted by the Distributor, plus any applicable sales charge, which will vary with the size of the purchase as shown in the following table:


                                     SALES CHARGE AS
                                    PERCENTAGE OF THE           BROKER
                                    -----------------         COMMISSION
                                  PUBLIC           NET       AS PERCENTAGE
AMOUNT OF PURCHASE AT THE        OFFERING        AMOUNT      OF THE PUBLIC
PUBLIC OFFERING PRICE              PRICE        INVESTED    OFFERING PRICE
----------------------------------------------------------------------------
Less than $100,000 ..............  4.00%          4.17%          3.56%
$100,000 to less than $250,000 ..  3.25%          3.36%          2.89%
$250,000 to less than $500,000 ..  2.50%          2.56%          2.23%
$500,000 to less than $1,000,000   2.00%          2.04%          1.78%
$1,000,000 or more ..............  none*          none*          none
------------
*A contingent deferred sales charge may apply in certain instances.
----------------------------------------------------------------------------

    SALES CHARGE ELIMINATION -- CLASS A SHARES. Class A shares of the Funds are available without a sales charge through exchanges for Class A shares of most other Landmark Funds. See "Exchanges." Also, the sales charge does not apply to Class A shares acquired through the reinvestment of dividends and capital gains distributions. Class A shares may be purchased without a sales charge by:

(i) tax exempt organizations under Section 501(c)(3-13) of the Internal Revenue Code (the "Code"),

(ii) trust accounts for which Citibank or any subsidiary or affiliate of Citibank (a "Citibank Affiliate") acts as trustee and exercises discretionary investment management authority,

(iii) accounts purchasing shares through the Private Client Division of Citicorp Investment Services, or through other programs accessed through the Private Client Division of Citicorp Investment Services, or the private banking division of either Citibank, N.A., Citibank FSB or Citicorp Trust, N.A.,

(iv) accounts for which Citibank or any Citibank Affiliate performs investment advisory services,

(v) accounts for which Citibank or any Citibank Affiliate charges fees for acting as custodian,

(vi) trustees of any investment company for which Citibank or any Citibank Affiliate serves as the investment adviser or as a shareholder servicing agent,

(vii) any affiliated person of a Fund, the Adviser, the Distributor, the Administrator or any Shareholder Servicing Agent,

(viii) shareholder accounts established through a reorganization or similar form of business combination approved by a Fund's Board of Trustees or by the Board of Trustees of any other Landmark Fund the terms of which entitle those shareholders to purchase shares of a Fund or any other Landmark Fund at net asset value without a sales charge,

(ix) employee benefit plans qualified under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, subject to such minimum requirements as may be established by the Distributor with respect to the number of employees or amount of purchase; currently, these criteria require that (a) the employer establishing the qualified plan have at least 50 eligible employees or
       (b) the amount invested by such qualified plan in a Fund or in any combination of Landmark Funds totals a minimum of $500,000,

(x) investors purchasing $1 million or more of Class A shares. However, a contingent deferred sales charge will be imposed on such investments in the event of certain share redemptions within 12 months following the share purchase, at the rate of 1.00% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge on Class A shares is payable, and if so, the amount of the charge, it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time. All investments made during a calendar month will age one month on the last day of the month and each subsequent month. Any applicable contingent deferred sales charge will be deferred upon an exchange of Class A shares for Class A shares of another Landmark Fund and deducted from the redemption proceeds when such exchanged shares are subsequently redeemed (assuming the contingent deferred sales charge is then payable). The holding period of Class A shares so acquired through an exchange will be aggregated with the period during which the original Class A shares were held. The contingent deferred sales charge on Class A shares will be waived under the same circumstances as the contingent deferred sales charge on Class B shares will be waived. See "Sales Charge Waivers -- Class B Shares." Any applicable contingent deferred sales charges will be paid to the Distributor,

(xi) subject to appropriate documentation, investors where the amount invested represents redemption proceeds from a mutual fund (other than a Landmark
       Fund) if: (i) the redeemed shares were subject to an initial sales charge or a deferred sales charge (whether or not actually imposed); and (ii) such redemption has occurred no more than 90 days prior to the purchase of Class A shares of the Fund, or

(xii) an investor who has a business relationship with an investment consultant or other registered representative who joined a broker- dealer which has a sales agreement with the Distributor from another investment firm within six months prior to the date of purchase by such investor, if (a) the investor redeems shares of another mutual fund sold through the investment firm that previously employed that investment consultant or other registered representative, and either paid an initial sales charge or was at some time subject to, but did not actually pay, a deferred sales charge or redemption fee with respect to the redemption proceeds,
       (b) the redemption is made within 60 days prior to the investment in a Fund, and (c) the net asset value of the shares of the Fund sold to that investor without a sales charge does not exceed the proceeds of such redemption.

    REDUCED SALES CHARGE PLANS -- CLASS A SHARES. An individual who is a member of a qualified group may purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the purchase. A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

    Reduced initial sales charges on Class A shares also may be achieved through a RIGHT OF ACCUMULATION or a LETTER OF INTENT. Under a RIGHT OF ACCUMULATION eligible investors are permitted to purchase Class A shares of a Fund at the public offering price applicable to the total of (a) the dollar amount then being purchased, plus (b) an amount equal to the then-current net asset value or cost (whichever is higher) of the purchaser's combined holdings in the Landmark Funds. The Right of Accumulation may be amended or terminated at any time.

    If an investor anticipates purchasing $100,000 or more of Class A shares of a Fund alone or in combination with Class B shares of the Fund or any of the classes of other Landmark Funds within a 13-month period, the investor may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to the appointment of an attorney for redemptions of shares if the intended purchases are not completed, by completing a LETTER OF INTENT. Investors should consult "Determination of Net Asset Value; Valuation of Securities; Additional Purchase and Redemption Information" in the Statement of Additional Information and their Shareholder Servicing Agents for more information about Rights of Accumulation and Letters of Intent.


PURCHASING CLASS B SHARES: CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. Each Fund's public offering price of Class B shares is the net asset value next determined after an order is transmitted to and accepted by the Distributor, and no initial sales charge is imposed. A contingent deferred sales charge, however, is imposed upon certain redemptions of Class B shares.


    Class B shares of a Fund that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (i) capital appreciation of Fund assets, (ii) reinvestment of dividends or capital gains distributions or (iii) shares redeemed more than six years after their purchase. Otherwise, redemptions of Class B shares will be subject to a contingent deferred sales charge. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the lesser of net asset value of such shares at the time of redemption or their original purchase price by the applicable percentage shown in the following table.


                                        CONTINGENT
                                         DEFERRED
REDEMPTION DURING                      SALES CHARGE
-------------------------------------------------------
lst Year Since Purchase ............       5.00%
2nd Year Since Purchase ............       4.00%
3rd Year Since Purchase ............       3.00%
4th Year Since Purchase ............       3.00%
5th Year Since Purchase ............       2.00%
6th Year Since Purchase ............       1.00%
7th Year (or Later) Since Purchase .       None
-------------------------------------------------------

    In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption is made first of Class B shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The holding period of Class B shares of a Fund acquired through an exchange with another Landmark Fund will be calculated from the date that the Class B shares were initially acquired in one of the other Landmark Funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other funds. This will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. Any contingent deferred sales charges will be paid to the Distributor.

    SALES CHARGE WAIVERS -- CLASS B SHARES. The contingent deferred sales charge will be waived for exchanges. In addition, the contingent deferred sales charge will be waived for a total or partial redemption made within one year of the death of the shareholder. This waiver is available where the deceased shareholder is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and applies only to redemption of shares held at the time of death. The contingent deferred sales charge also will be waived in connection with:

(i) a lump sum or other distribution in the case of an Individual Retirement Account ("IRA"), a self-employed individual retirement plan (so-called "Keogh Plan") or a custodian account under Section 403(b) of the Code, in each case following attainment of age 59 1/2,
(ii) a total or partial redemption resulting from any distribution following retirement in the case of a tax-qualified retirement plan, and
(iii) a redemption resulting from a tax-free return of an excess contribution to an IRA.

    Contingent deferred sales charge waivers will be granted subject to confirmation by a shareholder's Shareholder Servicing Agent of the shareholder's status or holdings, as the case may be.


    Securities dealers and other financial institutions may receive different compensation with respect to sales of Class A and Class B shares. Shareholder Servicing Agents which are banks or financial institutions will receive transaction fees that are equal to the commissions paid to securities brokers. From time to time the Distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other sources available to it. The Distributor also may make payments for marketing, promotional or related expenses to dealers who engage in marketing efforts on behalf of the Funds. The amounts of these payments will be determined by the Distributor in its sole discretion and may vary among different dealers.


                                  EXCHANGES
-------------------------------------------------------------------------------

    Shares of each Fund may be exchanged for shares of the same class of other Landmark Funds that are made available by a shareholder's Shareholder Servicing Agent, or may be acquired through an exchange of shares of the same class of those funds. No initial sales charge is imposed on shares being acquired through an exchange unless Class A shares are being acquired and the sales charge of the fund being exchanged into is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). No contingent deferred sales charge is imposed on shares being disposed of through an exchange.


    Shareholders must place exchange orders through their Shareholder Servicing Agents, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received and accepted by the Distributor. See "Valuation of Shares."

    This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. Before making any exchange, shareholders should contact their Shareholder Servicing Agents to obtain more information and prospectuses of the Landmark Funds to be acquired through the exchange.


    An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

                                 REDEMPTIONS
--------------------------------------------------------------------------------

    Fund shares may be redeemed at their net asset value next determined after a redemption request in proper form is received by a shareholder's Shareholder Servicing Agent (subject to any applicable contingent deferred sales charge). Shareholders may redeem shares of a Fund only by authorizing their Shareholder Servicing Agents to redeem such shares on their behalf through the Distributor. If a redeeming shareholder owns shares of more than one class, Class A shares will be redeemed first unless the shareholder specifically requests otherwise.

    A redemption is treated as a sale of the shares redeemed and could result in taxable gain or loss to the shareholder making the redemption.

    REDEMPTIONS BY MAIL. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by a shareholder's Shareholder Servicing Agent) to their Shareholder Servicing Agents. Shareholders are responsible for ensuring that a request for redemption is in proper form.

    REDEMPTIONS BY TELEPHONE. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Shareholder Servicing Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Funds and each Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund or the Shareholder Servicing Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

    PAYMENT OF REDEMPTIONS. The proceeds of a redemption are paid in federal funds normally on the next Business Day, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, a Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value; Valuation of Securities; Additional Purchase and Redemption Information" in the Statement of Additional Information regarding the Funds' right to pay the redemption price in kind with securities (instead of cash).

    REINSTATEMENT PRIVILEGE. Shareholders who have redeemed Class A shares may reinstate their Fund account without a sales charge up to the dollar amount redeemed (with a credit for any contingent deferred sales charge paid) by purchasing Class A shares of the same Fund within 30 days after the redemption. To take advantage of this reinstatement privilege, shareholders must notify their Shareholder Servicing Agents in writing at the time the privilege is exercised.


    Questions about redemption requirements should be referred to the shareholder's Shareholder Servicing Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.


                         DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

    Substantially all of each Fund's net income from dividends and interest is paid to its shareholders of record as a dividend monthly, on or about the last day of each month.

    Each Fund's net realized short-term and long-term capital gains, if any, will be distributed to the Fund's shareholders at least annually, in December. Each Fund may also make additional distributions to its shareholders to the extent necessary to avoid the application of the 4% non-deductible excise tax on certain undistributed income and net capital gains of mutual funds.

    Subject to the policies of the shareholder's Shareholder Servicing Agent, a shareholder may elect to receive dividends and capital gains distributions in either cash or additional shares of the same class issued at net asset value without a sales charge. Distributions paid by each Fund with respect to Class A shares generally will be higher than those paid with respect to Class B shares because expenses attributable to Class B shares generally will be higher.

                                  MANAGEMENT
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS: Each Fund is supervised by a Board of Trustees. A majority of the Trustees are not affiliated with the Adviser. More information on the Trustees and officers of the Funds appears under "Management" in the Statement of Additional Information.


INVESTMENT ADVISER: CITIBANK. Each Fund draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $81 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank's address is 153 East 53rd Street, New York 10043.

    Citibank manages each Fund's assets pursuant to separate Investment Advisory Agreements. Subject to policies set by the Trustees, Citibank makes investment decisions for each Fund.

    Kevin Connolly, a Vice President of Citibank, has managed the Funds since April 1997. Mr. Connolly heads the Municipal Bond Group of Citibank Global Asset Management. His responsibilities include the supervision of trading and management for over $4.0 billion in tax-exempt securities, including all municipal bond activities, and the management of institutional, private client and retail accounts or funds. He directly manages $600 million in both taxable and tax-exempt accounts for individuals and institutions. Prior to joining Citibank, Mr. Connolly spent over two years with the Chase Manhattan Investment Management Group managing fixed income assets and over four years with Goldman Sachs Asset Management Group.

    Management's discussion of each Fund's performance is included in the Fund's Annual Report to Shareholders, which investors may obtain without charge by contacting their Shareholder Servicing Agents.

    ADVISORY FEES. For its services under the Investment Advisory Agreements, the Adviser receives advisory fees from each Fund, which are accrued daily and paid monthly, at an annual rate of 0.40% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. The Adviser may voluntarily agree to waive a portion of its investment advisory fees.

    For the fiscal year ended December 31, 1996, the fee paid to Citibank under the Investment Advisory Agreement for the New York Tax Free Income Fund was, after waivers, 0.19% of the Fund's average daily net assets for that fiscal year. For the fiscal year ended December 31, 1996, Citibank voluntarily waived its entire fee under the Investment Advisory Agreement for the National Tax Free Income Fund.

    BANKING RELATIONSHIPS. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.


    BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds. Citibank believes that its services under the Investment Advisory Agreements and the activities performed by it or its affiliates as Shareholder Servicing Agents and sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the Adviser, sub-administrator or a Shareholder Servicing Agent, the Funds would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

ADMINISTRATIVE SERVICES PLAN: The Funds have an Administrative Services Plan which provides that the Funds may obtain the services of an administrator, a transfer agent, a custodian, and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the total of the fees paid to each Fund's Administrator and Shareholder Servicing Agents may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Any distribution fees (other than any fee concerning electronic or other media advertising) payable under the Distribution Plan for the Class A shares of the New York Tax Free Income Fund are included in this percentage limitation for those shares. This limitation does not include any amounts payable under the Distribution Plan for the Class A shares of the National Tax Free Income Fund and for the Class B shares of each Fund. Within this overall limitation, individual fees may vary. See "Administrator," "Shareholder Servicing Agents" and "Transfer Agent and Custodian."

ADMINISTRATOR: The Landmark Funds Broker-Dealer Services, Inc. provides certain administrative services to the Funds under an administrative services agreement. These administrative services include providing general office facilities, supervising the overall administration of the Funds, and providing persons satisfactory to the Board of Trustees to serve as Trustees and officers of the Funds. These Trustees and officers may be directors, officers or employees of LFBDS or its affiliates.


    For these services, the Administrator receives fees accrued daily and paid monthly not to exceed 0.25% of the average daily net assets of the New York Tax Free Income Fund and 0.40% of the average daily net assets of the National Tax Free Income Fund on an annualized basis for the Fund's then-current fiscal year. However, the Administrator has voluntarily agreed to waive a portion of the fees payable to it.


    LFBDS is a wholly-owned subsidiary of Signature Financial Group, Inc. "Landmark" is a service mark of LFBDS.

SUB-ADMINISTRATOR: Pursuant to a sub-administrative services agreement, Citibank performs such sub-administrative duties for the Funds as from time to time are agreed upon by Citibank and LFBDS. Citibank's compensation as sub-administrator is paid by LFBDS.

SHAREHOLDER SERVICING AGENTS: The Funds have entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from each Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.

    Some Shareholder Servicing Agents may impose certain conditions on their customers in addition to or different from those imposed by the Funds, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of a Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees.

TRANSFER AGENT AND CUSTODIAN: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for each Fund. Securities may be held by a sub-custodian bank approved by the Trustees. The principal business address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110.

DISTRIBUTION ARRANGEMENTS: LFBDS, 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679, is the distributor of shares of each Fund and also serves as distributor for each of the other Landmark Funds and as a Shareholder Servicing Agent for certain investors. LFBDS receives distribution fees from the Funds pursuant to Distribution Plans adopted in accordance with Rule 12b-1 under the 1940 Act. As distributor, LFBDS also collects the sales charges imposed on purchases of Class A shares and collects any contingent deferred sales charges imposed on redemptions of Class A and Class B shares. In those states where LFBDS is not a registered broker-dealer, shares of the Funds are sold through Signature Broker-Dealer Services, Inc., as dealer.


    The Funds maintain separate Distribution Plans pertaining to Class A shares and Class B shares. The Class A Plan provides that the Funds may pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.05% and 0.15% of the average daily net assets represented by Class A shares of the National Tax Free Income Fund and the New York Tax Free Income Fund, respectively. Currently, the distribution fee for Class A shares of each Fund is 0.05% per annum of the average daily net assets represented by Class A shares. In addition, the Class A Plan for the National Tax Free Income Fund provides that the Fund may pay the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets represented by Class A shares. However, the Fund has not entered into any agreement to pay this service fee to the Distributor. The Class A Plan also permits the Funds to pay the Distributor an additional fee (not to exceed 0.05% of the average daily net assets represented by Class A shares) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Class A shares. The Funds did not pay anything under this provision during 1996 and do not anticipate doing so during the current fiscal year.

    The Class B Plan provides that the Funds may pay the Distributor a monthly distribution fee and a monthly service fee at annual rates not to exceed, respectively, 0.75% and 0.25% of the average daily net assets represented by Class B shares. The Funds have agreed not to pay service fees in an amount in excess of 0.10% of the average daily net assets represented by Class B shares (0.20% for the New York Tax Free Income Fund) during the 1997 fiscal year. Currently the service fee for Class B shares is 0.05% per annum of the average daily net assets represented by Class B shares.


    The Distributor uses the distribution fees under the Plans to offset each Fund's marketing costs attributable to the classes, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors. In addition, the Distributor may use the distribution fees to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses. The Distributor also uses the distribution fees under the Class B Plan to offset the commissions it pays to brokers and other institutions for selling the Funds' Class B shares. The Funds and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Plans and the purposes for which the expenditures were made.

    During the period they are in effect, the Plans and related Distribution Agreements pertaining to each class of shares obligate the Funds to pay distribution fees to LFBDS as compensation for its distribution activities, not as reimbursement for specific expenses incurred. Thus, even if LFBDS's expenses exceed its distribution fees for a Fund, the Fund will not be obligated to pay more than those fees and, if LFBDS's expenses are less than such fees, it will retain its full fees and realize a profit. Each Fund will pay the distribution fees to LFBDS until either the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, LFBDS's expenses in excess of distribution fees received or accrued through the termination date will be LFBDS's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Plans for each Fund, the Trustees will review each Plan and LFBDS's expenses for each class separately.


    Each class of shares of each Fund has exclusive voting rights with respect to the Plan for that class.


                                 TAX MATTERS
--------------------------------------------------------------------------------

    This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

FEDERAL INCOME TAXES: Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes.


    Each Fund expects that most of its net income will be attributable to tax-exempt Municipal Obligations, and, as a result, most of the Fund's dividends to shareholders will be excludable from shareholders' gross income. However, each Fund may invest from time to time in taxable securities, and certain Fund dividends may be subject to the federal alternative minimum tax. Distributions of capital gains on the sale or other disposition of Fund investments are also taxable to Fund shareholders. Generally, distributions of short-term net capital gains will be taxed as ordinary income, and distributions of long-term net capital gains will be taxed as such regardless of how long the shares of the Fund have been held. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares.

    Any gains realized by a shareholder on the sale or redemption of Fund shares are subject to tax. If Fund shares are redeemed after tax-exempt income has accrued but not yet been declared as a dividend, the portion of redemption proceeds representing that income may be taxed as a capital gain even though it would have been tax-exempt if it had been declared as a dividend prior to redemption. In addition, any short-term capital loss realized upon the redemption of Fund shares within six months of their purchase is disallowed to the extent of any dividends of tax-exempt income received during that period.


    Fund dividends of tax-exempt income are taken into account in determining the amount of a shareholder's social security and railroad retirement benefits that may be subject to federal income tax. No deduction may be claimed for interest on indebtedness incurred or carried for the purpose of purchasing or holding Fund shares. Investors who are, or are related to, "substantial users" of facilities financed by private activity bonds should consult their tax advisers before buying Fund shares.


    By January 31 of each year, each Fund will notify its shareholders of the amount and tax status of distributions paid to shareholders for the preceding year.


STATE AND LOCAL TAXES: NEW YORK TAXES. To the extent that dividends received from the New York Tax Free Income Fund are derived from interest on triple tax-exempt obligations, the dividends will be excluded from the gross income of individual shareholders who are New York residents for New York State and New York City personal income tax purposes. DIVIDENDS FROM THE NEW YORK TAX FREE INCOME FUND ARE NOT EXCLUDED IN DETERMINING NEW YORK STATE OR NEW YORK CITY FRANCHISE TAXES ON CORPORATIONS AND FINANCIAL INSTITUTIONS. Dividends received from the National Tax Free Income Fund are generally not expected to be excluded from gross income for New York State and New York City personal income tax purposes.

    GENERALLY. Except as described under "New York Taxes," Fund dividends which are excludable from shareholders' gross income for federal income tax purposes will not necessarily be exempt from the income or other tax laws of any state or local taxing authority. Investors should consult their own tax advisers in this regard.

                           PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield, tax equivalent yield, total rate of return or tax equivalent total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

    Each Fund may provide its period and average annualized "total rates of return" and "tax equivalent total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period which was made at the maximum public offering price and reflects any change in net asset value per share, and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. The "tax equivalent total rate of return" refers to the total rate of return that a fully taxable mutual fund would have to generate in order to produce an after-tax total rate of return equivalent to that of a Fund. The use of a tax equivalent total rate of return allows investors to compare the total rates of return of the Funds, the dividends from which are expected to be mostly exempt from federal income taxes and, in the case of the New York Tax Free Income Fund, from New York State and New York City personal income taxes, with the total rates of return of funds the dividends from which are not so tax-exempt. These total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the investment due to the initial or contingent deferred sales charges, and which are thus higher.

    Each Fund may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations. The "yield" of a Fund refers to the income generated by an investment in the Fund over a 30-day or one month period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each month over a one-year period and is shown as a percentage of the maximum public offering price on the last day of that period. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that 30-day or one month period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" refers to the yield that a fully taxable fund would have to generate in order to produce an after-tax yield equivalent to that of a Fund. The use of a tax equivalent yield allows investors to compare the yield of the Funds, the dividends from which are expected to be mostly exempt from federal income taxes and, in the case of the New York Tax Free Income Fund, from New York State and New York City personal income taxes, with yields of funds the dividends from which are not so tax exempt. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.


    Each Fund will include performance data for both classes of Fund shares in any advertisements, reports or communications including Fund performance data. Of course, any fees charged by a shareholder's Shareholder Servicing Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Funds.


                             GENERAL INFORMATION
--------------------------------------------------------------------------------

ORGANIZATION: Each Fund is a series of Landmark Tax Free Income Funds (the "Trust"), which is a Massachusetts business trust that was organized on May 27, 1986. The Trust was known as "Landmark New York Tax Free Income Fund" until its name was changed effective October 21, 1993. The Trust is an open-end management investment company registered under the 1940 Act.


    Each Fund is a non-diversified mutual fund, which means that it is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each Fund intends, however, to comply with diversification requirements imposed on mutual funds by the Internal Revenue Code.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.


VOTING AND OTHER RIGHTS: The Trust may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of each Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of the Trust have equal voting rights except that, in matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.

    At any meeting of shareholders of any Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record.


    As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in a Fund's fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of each Fund or any other series of the Trust is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of that Fund or such other series except that, due to the differing expenses borne by each class, dividends and proceeds generally will be lower for Class B shares than for Class A shares.


CERTIFICATES: The Funds' Transfer Agent maintains a share register for shareholders of record, i.e., Shareholder Servicing Agents. Share certificates are not issued.

EXPENSES: In addition to amounts payable as described above under the Investment Advisory Agreements, the Administrative Services Plan and the Distribution Plans, each Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the Adviser, government fees, taxes, accounting and legal fees, expenses of communicating with shareholders, interest expense, and insurance premiums. All fee waivers are voluntary and may be reduced or terminated at any time.


    For the fiscal year ended December 31, 1996, the total expenses for the Class A shares of the New York Tax Free Income Fund were .80% of the average daily net assets attributable to Class A shares of that Fund for the fiscal year. For the fiscal year ended December 31, 1996, the expenses for the Class A shares of the National Tax Free Income Fund were absorbed by the Adviser.

COUNSEL AND INDEPENDENT AUDITORS: Bingham, Dana & Gould LLP, Boston, Massachusetts, is counsel for each Fund. Deloitte & Touche LLP, located at 125 Summer Street, Boston, MA 02110, serves as independent auditors for each Fund.


                               ----------------

    The Statement of Additional Information dated the date hereof contains more detailed information about the Funds, including information related to
(i) investment policies and restrictions, (ii) the Trustees, officers, Adviser and Administrator, (iii) securities transactions, (iv) the Funds' shares, including rights and liabilities of shareholders, (v) the method used to calculate performance information, (vi) programs for the purchase of shares, and (vii) the determination of net asset value.

    No person has been authorized to give any information or make any representations not contained in this Prospectus or the Statement of Additional Information in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not lawfully be made.

                                   APPENDIX
     ---------------------------------------------------------------------
                          PERMITTED INVESTMENTS AND
                             INVESTMENT PRACTICES
--------------------------------------------------------------------------------

MUNICIPAL BONDS. Municipal bonds are debt obligations of states, cities, municipalities, municipal agencies and authorities and other qualifying issuers which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of private activity bonds ("PABs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. PABs are, in most cases, revenue bonds. The payment of the principal and interest on PABs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many PABs may not be readily marketable; however, the PABs or the participation certificates in PABs purchased by the Funds may have liquidity because they generally will be supported by demand features to "high quality" banks, insurance companies or other financial institutions.

    MUNICIPAL NOTES. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes ("TRANs"); Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); and Bond Anticipation Notes ("BANs"). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from notes or bonds to be issued concurrently or at a later date. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

    VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS. Variable rate instruments provide for a periodic adjustment in the interest rate paid on the instrument and usually permit the holder to receive payment of principal and accrued interest upon a specified number of day's notice. The Funds may invest in participation interests in Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organization ("Participation Interests"). A variable rate instrument or a Participation Interest may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank, or an insurance policy of an insurance company. See "Stand-by Commitments." Purchase of a Participation Interest may involve the risk that a Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation. If interest rates rise or fall, the rates payable on variable rate instruments will generally be readjusted. As a result variable rate instruments do not offer the same opportunity for capital appreciation or loss as fixed rate instruments.

    STAND-BY COMMITMENTS. When a Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks or broker-dealers with respect to the Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option with respect to a particular Municipal Obligation. Each Fund intends to acquire stand-by commitments solely to facilitate liquidity. Stand-by commitments are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable, and the fact that the maturity of the underlying security will generally be different from that of the commitment. In some cases it may not be possible to exercise rights under a stand-by commitment when the underlying Municipal Obligation is in default.


    REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements in order to earn a return on temporarily available cash. Repurchase agreements are transactions in which an institution sells a Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase. Repurchase agreements may involve Municipal Obligations and other securities.


    REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements and in order to generate additional income, each Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. Such loans must be callable at any time and continuously secured by collateral (cash or U.S. Government securities) in an amount not less than the market value, determined daily, of the securities loaned. It is intended that the value of securities loaned by a Fund would not exceed 30% of the Fund's total assets.


    In the event of the bankruptcy of the other party to a securities loan, a repurchase agreement or reverse repurchase agreement, a Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities loaned or sold has increased or the value of the securities purchased has decreased, the Fund could experience a loss.

    RULE 144A SECURITIES. Each Fund may purchase restricted securities that are not registered for sale to the general public. If the Adviser determines that there is a dealer or institutional market in the securities, the securities will not be treated as illiquid for purposes of the Fund's investment limitations. The Trustees will review these determinations. These securities are known as "Rule 144A securities," because they are traded under SEC Rule 144A among qualified institutional buyers. Institutional trading in Rule 144A securities is relatively new, and the liquidity of these investments could be impaired if trading in Rule 144A securities does not develop or to the extent qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.



    PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS. The National Tax Free Income Fund and the New York Tax Free Income Fund may invest up to 15% and 10%, respectively, of their net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

    "WHEN-ISSUED" SECURITIES. In order to ensure the availability of suitable securities, each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of a Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.


    FUTURES CONTRACTS. Each of the Funds may use financial futures in order to protect the Fund from fluctuations in interest rates (sometimes called "hedging") without actually buying or selling debt securities, or to manage the effective maturity or duration of fixed-income securities in the Fund's portfolio in an effort to reduce potential losses or enhance potential gain. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a security at a specified future time and price, or for making payment of a cash settlement based on changes in the value of a security or an index of securities. Because the value of a futures contract changes based on the price of the underlying security, futures contracts are commonly referred to as "derivatives." Futures contracts are a generally accepted part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. The futures contracts that may be purchased by the Funds are standardized contracts traded on commodities exchanges or boards of trade.


    When a Fund purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the face amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of a Fund's initial margin deposit. Neither Fund currently intends to enter into a futures contract if, as a result, the initial margin deposits on all of that Fund's futures contracts would exceed approximately 5% of the Fund's net assets. Also, each Fund intends to limit its futures contracts so that the value of the securities covered by its futures contracts would not generally exceed 50% of the Fund's other assets and to segregate sufficient assets to meet its obligations under outstanding futures contracts. In any event, a Fund will not invest in futures contracts to the extent that the investment would be inconsistent with such Fund's investment policies which provide that, under normal circumstances, the National Tax Free Income Fund will invest at least 80% of its assets in tax-exempt Municipal Obligations and the New York Tax Free Income Fund will invest at least 80% of its assets in triple tax-exempt Municipal Obligations.

    The ability of a Fund to utilize futures contracts successfully will depend on the Adviser's ability to predict interest rate movements, which cannot be assured. In addition to general risks associated with any investment, the use of futures contracts entails the risk that, to the extent the Adviser's view as to interest rate movements is incorrect, the use of futures contracts, even for hedging purposes, could result in losses greater than if they had not been used. This could happen, for example, if there is a poor correlation between price movements of futures contracts and price movements in a Fund's related portfolio position. Also, although the Funds will purchase only standardized futures traded on regulated exchanges, the futures markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. When futures contracts are used for hedging, even if they are successful in minimizing the risk of loss due to a decline in the value of the hedged position, at the same time they limit any potential gain which might result from an increase in value of such position.


    The use of futures contracts potentially exposes a Fund to the effects of "leveraging," which occurs when futures are used so that the Fund's exposure to the market is greater than it would have been if the Fund had invested directly in the underlying securities. "Leveraging" increases the Fund's potential for both gain and loss. As noted above, each of the Funds intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Fund. The use of futures contracts may increase the amount of taxable income of a Fund and may affect in other ways the amount, timing and character of a Fund's income for tax purposes, as more fully discussed in the section entitled
"Certain Additional Tax Matters" in the Statement of Additional Information.


    The use of futures by the Funds and some of their risks are described more fully in the Statement of Additional Information.


    SHORT SALES "AGAINST THE BOX." In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." A Fund may make a short sale as a hedge, when it believes that the value of a security owned by the Fund (or a security convertible or exchangeable for such security) may decline, or when the Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of a Fund's total assets would be involved in short sales "against the box."

SHAREHOLDER
SERVICING AGENTS
--------------------------------------------------------------------------------
FOR CITIBANK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10094
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CLIENTS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701, or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT
CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR
SERVICES CLIENTS:
Citibank, N.A.
Master Trust Accounts

111 Wall Street, New York, NY 10094
Call Your Account Manager or (212) 657-9659

FOR CITICORP INVESTMENT SERVICES CLIENTS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200,
(212) 820-2380 in New York City

[LOGO]
LANDMARK
 FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund

[logo]  LANDMARK(SM) FUNDS
        Advised by Citibank, N.A.

 -------------------------------------
LANDMARK
NATIONAL
TAX FREE
INCOME FUND
--------------------------------------
LANDMARK
NEW YORK
TAX FREE
INCOME FUND
--------------------------------------

PROSPECTUS
May 1, 1997

TFI/P.1/97   Printed on Recycled Paper [recycle symbol]

                                                                    Statement of
                                                          Additional Information
                                                                     May 1, 1997

LANDMARK NATIONAL TAX FREE INCOME FUND
LANDMARK NEW YORK TAX FREE INCOME FUND
  (Members of the Landmark(SM) Family of Funds)           CLASS A AND B SHARES


    Each of LANDMARK NATIONAL TAX FREE INCOME FUND (the "National Fund") and LANDMARK NEW YORK TAX FREE INCOME FUND (the "New York Fund" and together with the National Fund, the "Funds") is a series of Landmark Tax Free Income Funds (the "Trust"). The address and telephone number of the Trust are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


TABLE OF CONTENTS                                                         PAGE

1. The Funds .............................................................   2
2. Investment Objectives, Policies and Restrictions ......................   2
3. Performance Information ...............................................   9
4. Determination of Net Asset Value; Valuation of Securities;
   Additional Purchase and Redemption Information ........................  11
5. Management ............................................................  12
6. Portfolio Transactions ................................................  18
7. Description of Shares, Voting Rights and Liabilities ..................  19
8. Certain Additional Tax Matters ........................................  20
9. Independent Accountants and Financial Statements ......................  21
Appendix A -- Description of Municipal Obligations .......................  23
Appendix B -- Description of Securities Ratings ..........................  25
Appendix C -- Additional Information Concerning New York
   Municipal Obligations .................................................  29

    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus, dated May 1, 1997, by which shares of the Funds are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Funds' distributor, The Landmark Funds Broker-Dealer Services, Inc., at 6 St. James Avenue, Boston, MA 02116, (617) 423-1679.


    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE FUNDS


    Landmark Tax Free Income Funds (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 27, 1986. The Trust was known as "Landmark New York Tax Free Income Fund" until its name was changed effective October 21, 1993. This Statement of Additional Information describes Landmark National Tax Free Income Fund and Landmark New York Tax Free Income Fund, each of which is a separate series of the Trust. References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated May 1, 1997, of the Trust by which shares of the Funds are offered.


    Citibank, N.A. ("Citibank" or the "Adviser") is investment adviser to each of the Funds. The Adviser manages the investments of the Funds from day to day in accordance with each Fund's investment objectives and policies. The selection of investments for the Funds and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.


    The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS" or the "Administrator"), the administrator of each Fund, supervises the overall administration of each Fund. The Board of Trustees of the Trust provides broad supervision over the affairs of the Funds. Shares of the Funds are continuously sold by LFBDS, the Funds' distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"). Shares of each Fund are sold at net asset value, plus, in the case of Class A shares, a sales charge that may be reduced on purchases involving substantial amounts and that may be eliminated in certain circumstances. LFBDS receives a distribution fee from each Fund pursuant to a Distribution Plan adopted with respect to each class of shares of the Funds in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). LFBDS also receives a service fee from the assets of each Fund represented by Class B shares pursuant to the Distribution Plan adopted with respect to the Class B shares of the Funds, and may receive a service fee from the assets of the National Fund represented by Class A shares pursuant to the Distribution Plan adopted with respect to Class A shares of that Fund.


             2.  INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

    Investment ObjectivesThe investment objectives of the Landmark National Tax Free Income Fund are to generate high levels of current income exempt from federal income taxes and to preserve the value of its shareholders' investment.

    The investment objectives of the Landmark New York Tax Free Income Fund are to generate high levels of current income exempt from federal, New York State and New York City personal income taxes and to preserve the value of its shareholders' investment.

    The investment objectives of each Fund may be changed without approval by that Fund's shareholders, but shareholders will be given written notice at least 30 days before any change is implemented. Of course, there can be no assurance that either Fund will achieve its investment objectives.

                             INVESTMENT POLICIES

    As a fundamental policy, the Trust seeks to achieve the investment objective of the National Fund by investing in debt obligations consisting primarily (i.e., at least 80% of its assets under normal circumstances) of municipal bonds and notes and other debt instruments the interest on which is exempt from federal personal income taxes ("Municipal Obligations" or "tax-exempt securities"). As used in this Statement of Additional Information, the terms "Municipal Obligations" and "tax-exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, or other qualifying issuers, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is subject to the federal alternative minimum tax).

    As a fundamental policy, the Trust seeks to achieve the investment objective of the New York Fund by investing in debt obligations consisting primarily (i.e., at least 80% of its assets under normal conditions) of municipal bonds and notes and other debt instruments the interest on which is exempt from federal, New York State and New York City personal income taxes. These obligations are issued primarily by the State of New York, its political subdivisions, municipalities, agencies, instrumentalities or public authorities.

    Each Fund's investment policies are described in "Investment Information Investment Policies" in the Prospectus. The following supplements the information contained in the Prospectus concerning the investment objectives, policies and techniques of the Funds. For a general discussion of Municipal Obligations and the risks associated with investment therein, see Appendix A to this Statement of Additional Information. In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

    Except as otherwise stated, the following investment policies are not fundamental and may be changed by the Board of Trustees without approval by the Funds' shareholders.

FUTURES CONTRACTS

    A futures contract is an agreement between two parties for the purchase or sale for future delivery of securities or for the payment or acceptance of a cash settlement based upon changes in the value of the securities or of an index of securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price, or to make or accept the cash settlement called for by the contract, on a specified date. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange.


    While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. Brokerage fees will be incurred when a Fund purchases or sells a futures contracts. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit required will vary, but may be as low as 1% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the Fund may receive or be required to pay additional "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.


    A Fund may purchase or sell futures contracts to attempt to protect the Fund from fluctuations in interest rates, or to manage the effective maturity or duration of the Fund's portfolio in an effort to reduce potential losses or enhance potential gain, without actually buying or selling debt securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as if the Fund sold bonds that it owned, or as if the Fund sold longer-term bonds and purchased shorter-term bonds. If interest rates did increase, the value of the Fund's debt securities would decline, but the value of the futures contracts would increase, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similar results could be accomplished by selling bonds, or by selling bonds with longer maturities and investing in bonds with shorter maturities. However, by using futures contracts, the Fund avoids having to sell its securities.

    Similarly, when it is expected that interest rates may decline, a Fund might enter into futures contracts for the purchase of debt securities. Such a transaction would be intended to have much the same effect as if the Fund purchased bonds, or as if the Fund sold shorter-term bonds and purchased longer-term bonds. If interest rates did decline, the value of the futures contracts would increase.

    Although the use of futures for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position (e.g., if a Fund sells a futures contract to protect against losses in the debt securities held by the
Fund), at the same time the futures contracts limit any potential gain which might result from an increase in value of a hedged position.

    In addition, the ability effectively to hedge all or a portion of a Fund's investments through transactions in futures contracts depends on the degree to which movements in the value of the debt securities underlying such contracts correlate with movements in the value of the Fund's securities. If the security underlying a futures contract is different than the security being hedged, they may not move to the same extent or in the same direction. In that event, the Fund's hedging strategy might not be successful and the Fund could sustain losses on these hedging transactions which would not be offset by gains on the Fund's other investments or, alternatively, the gains on the hedging transaction might not be sufficient to offset losses on the Fund's other investments. It is also possible that there may be a negative correlation between the security underlying a futures contract and the securities being hedged, which could result in losses both on the hedging transaction and the securities. In these and other instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken. Similarly, even where a Fund enters into futures transactions other than for hedging purposes, the effectiveness of its strategy may be affected by lack of correlation between changes in the value of the futures contracts and changes in value of the securities which the Fund would otherwise buy and sell.

    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contracts was originally entered into. While a Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the futures contract or to meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the ability effectively to use futures transactions for hedging or other purposes.

    The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    Investments in futures contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if any such contract had not been entered into. For example, if a Fund hedged against the possibility of an increase in interest rates which would adversely affect the price of the Fund's bonds and interest rates decrease instead, part or all of the benefit of the increased value of the Fund's bonds which were hedged will be lost because the Fund will have offsetting losses in its futures positions. Similarly, if a Fund purchases futures contracts expecting a decrease in interest rates and interest rates instead increased, the Fund will have losses in its futures positions which will increase the amount of the losses on the securities in its portfolio which will also decline in value because of the increase in interest rates. In addition, in such situations, if the Fund has insufficient cash, the Fund may have to sell bonds from its investments to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so.

    Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits would have an adverse impact on a Fund's strategies involving futures.

    CFTC regulations require compliance with certain limitations in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations prohibit the Fund from purchasing or selling futures contracts (other than for bona fide hedging transactions) if, immediately thereafter, the sum of the amount of initial margin required to establish the Fund's non-hedging futures positions would exceed 5% of the Fund's net assets.


    Each Fund will comply with this CFTC requirement, and each Fund currently intends to adhere to the additional policies described below. First, an amount of cash or cash equivalents will be maintained by each Fund in a segregated account with the Fund's custodian so that the amount so segregated, plus the initial margin held on deposit, will be approximately equal to the amount necessary to satisfy the Fund's obligations under the futures contract. The second is that a Fund will not enter into a futures contract if immediately thereafter the amount of initial margin deposits on all the futures contracts held by the Fund would exceed approximately 5% of the net assets of the Fund. The third is that the aggregate market value of the futures contracts held by a Fund not generally exceed 50% of the market value of the Fund's total assets other than its futures contracts. For purposes of this third policy, "market value" of a futures contract is deemed to be the amount obtained by multiplying the number of units covered by the futures contract times the per unit price of the securities covered by that contract. Finally, a Fund will not invest in futures contracts to the extent that such investment would be inconsistent with such Fund's investment policies which provide that, under normal circumstances, the National Tax Free Income Fund will invest at least 80% of its assets in tax-exempt Municipal Obligations and the New York Tax Free Income Fund will invest at least 80% of its assets in triple tax-exempt Municipal Obligations (that is, obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax).

    The ability of a Fund to engage in futures transactions may be limited by the current federal income tax requirement that less than 30% of a Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months. In addition, the use of futures contracts may increase the amount of taxable income of a Fund and may affect the amount, timing and character of a Fund's income for tax purposes, as more fully discussed herein in the section entitled "Certain Additional Tax Matters."


WHEN-ISSUED SECURITIES

    Each of the Funds may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, the applicable Fund would take delivery of such securities. When a Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with Securities and Exchange Commission ("SEC") policies. Since those policies currently require that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, even though the Funds do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Adviser determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Fund would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation).

VARIABLE AND FLOATING RATE OBLIGATIONS

    Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

    The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Fund through the demand feature, the obligations mature on a specified date which may range up to 30 years from the date of issuance.

PARTICIPATION INTERESTS

    The Trust may purchase from banks on behalf of each Fund participation interests in all or part of specific holdings of Municipal Obligations. The Trust has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Funds' credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will only be purchased if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Funds. The Trust will not invest more than 5% of either Fund's total assets (taken at the greater of cost or market value) in participation interests. Participation interests include municipal lease obligations which are deemed to be illiquid unless otherwise determined by the Board of Trustees.

    The Trust did not purchase any participation interest for the New York Fund within the past year and has no current intention of doing so for either Fund in the foreseeable future.

LENDING OF SECURITIES


    Consistent with applicable regulatory requirements and in order to generate income, each of the Funds may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the New York Stock Exchange (and subsidiaries thereof). Loans of securities would be secured continuously by collateral in cash, cash equivalents or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of the collateral (subject to a rebate payable to the borrower). When the borrower provides a Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate the investments in order to return the cash collateral to the buyer. If the Adviser determines to make loans, it is not intended that the value of the securities loaned by either Fund would exceed 30% of the value of its total assets.


RULE 144A SECURITIES

    Each of the Funds may purchase securities that are not registered ("Rule 144A securities") under the Securities Act of 1933 (the "Securities Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. However, the National Fund and New York Fund will not invest more than 15% and 10%, respectively, of their net assets in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless the Trustees of the Trust determine, based on the trading markets for a specific Rule 144A security, that it is liquid. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of Rule 144A securities. The Trustees, however, retain oversight and are ultimately responsible for the determinations.

    Since it is not possible to predict with assurance exactly how the market for Rule 144A securities will develop, the Trustees will carefully monitor each Fund's investments in Rule 144A securities, focusing on such factors, among others, as valuation, liquidity and availability of information. The liquidity of investments in Rule 144A securities could be impaired if trading in Rule 144A securities does not develop or if qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

SPECIAL FACTORS AFFECTING NEW YORK

    The Trust intends to invest a high proportion of the New York Fund's assets in Municipal Obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

    The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

    For further information concerning New York Municipal Obligations, see Appendix C to this Statement of Additional Information. The summary set forth above and in Appendix C is included for purposes of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete. The Trust is not responsible for the accuracy or timeliness of this information.

                           INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS


    The Trust, on behalf of each Fund, has adopted the following policies which cannot be changed without the approval of the holders of a majority of the applicable Fund's outstanding voting securities (which, as used in this Statement of Additional Information, means the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the outstanding voting securities of the Fund present at a meeting at which holders of more than 50% of the Fund's outstanding voting securities are represented in person or by proxy). The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.


    The Trust, on behalf of either of the Funds, may not:


        (1) Borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of the Fund's net assets, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction; for additional related restrictions, see clause (i) under the caption "Non-Fundamental Restrictions" hereafter;


        (2) Purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin may be made for the Fund in connection with the purchase, ownership, holding or sale of futures contracts;

        (3) Write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. Government securities or with respect to futures contracts, or (ii) the writing, purchase, ownership, holding or sale of futures contracts;

        (4) Underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security for a Fund (provided, however, that the National Fund may invest all of its assets in an open-end management investment company with the same investment objective and policies and substantially the same investment restrictions as the Fund (a "Qualifying Portfolio"));

        (5) Make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the New York Fund's total assets, and 15% of the National Fund's total assets, will be invested in repurchase agreements maturing in more than seven days, or (c) by purchasing a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

        (6) With respect to the New York Fund only, knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the New York Fund's total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

        (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures contracts) in the ordinary course of business (the Trust reserves the freedom of action to hold for the Fund's portfolio and to sell real estate acquired as a result of ownership of securities);

        (8) With respect to the New York Fund only, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the New York Fund;

        (9) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Trust, on behalf of the Fund, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

        (10) Concentrate the Fund's investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the Fund's assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction and except that all of the assets of the National Fund may be invested in a Qualifying Portfolio; or

        (11) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.


    For purposes of the investment restrictions described above and the non-fundamental restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. Investment Restriction (9) above applies only to short sales of or short positions in securities, and does not prevent the writing, purchase, ownership, holding or sale of futures contracts.


NON-FUNDAMENTAL RESTRICTIONS

    The Trust on behalf of either Fund does not, as a matter of operating policy:

        (i) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)),

        (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value), provided that collateral arrangements with respect to futures contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this restriction,

        (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions (this restriction does not apply to the writing, purchase, ownership, holding or sale of futures contracts),

        (iv) invest for the purpose of exercising control or management, except that all of the assets of the National Fund may be invested in a Qualifying Portfolio,

        (v) purchase securities issued by any registered investment company, except that all of the assets of the National Fund may be invested in a Qualifying Portfolio and except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation, provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust, on behalf of the New York Fund, shall not purchase securities issued by any open-end investment company,

        (vi) invest more than 15% of the National Fund's net assets and 10% of the New York Fund's net assets (taken at the greater of cost or market value) in securities that are not readily marketable, except that all of the assets of the National Fund may be invested in a Qualifying Portfolio,

        (vii) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that all of the assets of the National Fund may be invested in a Qualifying Portfolio and except that futures contracts shall not be subject to this restriction,

        (viii) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, except that all of the assets of the National Fund may be invested in a Qualifying Portfolio, or

        (ix) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

    These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval.

PERCENTAGE AND RATING RESTRICTIONS

    If a percentage restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held for a Fund is not considered a violation of policy.

                         3.  PERFORMANCE INFORMATION

    A total rate of return quotation for a Fund is calculated for any period by
(a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and
(b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. Total rates of return may also be calculated on investments at various sales charge levels or at net asset value. Any performance data which is based on a reduced sales charge or net asset value would be reduced if the maximum sales charge were taken into account.

    Any current yield quotation of a Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30 calendar day or one month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum public offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

    Any tax equivalent yield quotation of a Fund is calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield would be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield would be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt.

    Set forth below is total rate of return information for Class A shares of each Fund for the periods indicated, assuming that dividends and capital gains distributions, if any, were reinvested, and that at the beginning of such periods the maximum sales charge of 4.00% had been applicable to purchases of shares of the Fund. No Class B shares were outstanding during such periods.


                                                                                         REDEEMABLE VALUE
                                                                      ANNUALIZED        OF A HYPOTHETICAL
                                                                         TOTAL          $1,000 INVESTMENT
LANDMARK NEW YORK TAX FREE INCOME FUND                              RATE OF RETURN   AT THE END OF THE PERIOD
(CLASS A SHARES)
September 8, 1986 (commencement of operations) to December 31, 1996      6.23%                $1,831
Five years ended December 31, 1996                                       5.44%                $1,303
One year ended December 31, 1996                                        (1.11)%               $  989

LANDMARK NATIONAL TAX FREE INCOME FUND
(CLASS A SHARES)

August 17, 1995 (commencement of operations) to December 31, 1996        4.72%                $1,066
One year ended December 31, 1996                                        (0.82)%               $  992

    The yields with respect to Class A shares for the 30-day period ended December 31, 1996 were 5.01% for the New York Fund and 5.38% for the National Fund.

    The New York Fund's tax equivalent yield for the 30-day period ended December 31, 1996 was 9.43% (assuming (i) a combined New York State, New York City and federal tax bracket of 46.88% and (ii) that 100% of the New York Fund's assets were invested in New York Municipal Obligations).

    The National Fund's tax equivalent yield for the 30-day period ended December 31, 1996 was 8.91% (assuming a federal tax bracket of 39.60%).


    Comparative performance information may be used from time to time in advertising shares of the Funds, including data from Lipper Analytical Services, Inc. and other industry sources and publications. From time to time a Fund may compare its performance against inflation with the performance of other instruments against inflation, such as FDIC-insured bank money market accounts. In addition, advertising for the Funds may indicate that investors should consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for the Funds may refer to or discuss current or past economic or financial conditions, developments and events.

    From time to time, each Fund may use hypothetical tax equivalent yields or charts in their advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of either Fund's past or future performance.

        4. DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES; ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


    The net asset value of each share of each class of each Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once each day as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to a class of shares of a Fund, then subtracting the liabilities charged to the class, and then dividing the result by the number of outstanding shares of the class. Per share net asset value of the two classes of each Fund's shares can be expected to differ because the Class B shares bear higher expenses than Class A shares. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.


    Bonds and other fixed income securities (other than short-term obligations) held for each Fund are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

    Interest income on long-term obligations held for the Funds is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of premium.

    Subject to compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Funds, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

    The Trust may suspend the right of redemption or postpone the date of payment for shares of a Fund more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

LETTER OF INTENT

    If an investor anticipates purchasing $100,000 or more of Class A shares of a Fund alone or in combination with Class B shares of the Fund or any of the classes of other Landmark Funds within a 13-month period, the investor may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum by completing a Letter of Intent on the terms described below. Subject to acceptance by the Distributor and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent. The shareholder or his or her Shareholder Servicing Agent must inform the Distributor that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his or her purchases within 13 months plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, an increased sales charge will apply as described below. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of shares of a Fund presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter is applied only to new purchases. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent must be accompanied by a written statement from the Shareholder Servicing Agent stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent are deducted from the total purchases made under such Letter of Intent.

    If the investment specified in the Letter of Intent is not completed (either prior to or by the end of the 13-month period), the Shareholder Servicing Agent will redeem, within 20 days of the expiration of the Letter of Intent, an appropriate number of the shares in order to realize the difference between the reduced sales charge that would apply if the investment under the Letter of Intent had been completed and the sales charge that would normally apply to the number of shares actually purchased. By completing and signing the Letter of Intent, the shareholder irrevocably appoints the Shareholder Servicing Agent his or her attorney to surrender for redemption any or all shares purchased under the Letter of Intent with full power of substitution in the premises.

RIGHT OF ACCUMULATION

    A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when his or her new investment, together with the current offering price value of all holdings of that shareholder in the Landmark Funds, reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a Fund shareholder owns shares valued at $100,000 and purchases an additional $50,000 of Class A shares of the Fund, the sales charge for the $50,000 purchase would be at the rate of 3.25% (the rate applicable to single transactions from $100,000 to less than $250,000). A shareholder must provide the Shareholder Servicing Agent with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

                                5.  MANAGEMENT

    The Trustees and officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts.


TRUSTEES
H.B. ALVORD; 74 -- Treasurer-Tax Collector, County of Los Angeles (retired March, 1984); Chairman, certain registered investment companies in the 59 Wall Street funds group. His address is 1450 Oleada Road, Pebble Beach, California. Mr. Alvord has announced that he intends to retire as a Trustee on May 31, 1997.

ELLIOTT J. BERV; 54 -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since June 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June 1991 to June 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE*; 45 -- President of the Trust; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December 1988).

MARK T. FINN; 53 -- President and Director, Delta Financial, Inc. (since June
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April 1990); Director, Vantage Consulting Group, Inc. (since October 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

RILEY C. GILLEY; 70 -- Vice President and General Counsel, Corporate Property Investors (November 1988 to December 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, December 1987). His address is 4041 Gulf Shore Boulevard North, Naples, Florida.

DIANA R. HARRINGTON; 57 -- Professor, Babson College (since September 1993); Visiting Professor, Kellogg Graduate School of Management, Northwestern University (September 1992 to September 1993); Professor, Darden Graduate School of Business, University of Virginia (September 1978 to September 1993); Trustee, The Highland Family of Funds (since March 1997). Her address is 120 Goulding Street, Holliston, Massachusetts.

SUSAN B. KERLEY; 45 -- President, Global Research Associates, Inc. (Investment Research) (since August 1990); Manager, Rockefeller & Co. (March 1988 to July
1990); Trustee, Mainstay Institutional Funds (since December 1990). Her address is P.O. Box 9572, New Haven, Connecticut.

C. OSCAR MORONG, JR.; 62 -- Chairman of the Board of Trustees of the Trust; Managing Director, Morong Capital Management (since February 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired, January 1993); Director, Indonesia Fund; Director, MAS Funds. His address is 1385 Outlook Drive West, Mountainside, New Jersey.

WALTER E. ROBB, III; 70 -- President, Benchmark Consulting Group, Inc. (since
1991); Principal, Robb Associates (corporate financial advisers) (since 1978); President, Benchmark Advisors, Inc. (Corporate Financial Advisors)(since
1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.

E. KIRBY WARREN; 62 -- Professor of Management, Graduate School of Business, Columbia University (since 1987); Samuel Bronfman Professor of Democratic Business Enterprise (1978 to 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 76 -- Vice President-Investments, Sun Company, Inc. (retired, April 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.

OFFICERS OF THE TRUST
SAMANTHA M. BURGESS*; 27 -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc. (since November 1995); Graduate Student, Loyola University (prior to August 1995).

PHILIP W. COOLIDGE*; 45 -- President of the Trust; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December 1988).

CHRISTINE A. DRAPEAU*; 26 -- Assistant Secretary and Assistant Treasurer of Trust; Assistant Vice President, Signature Financial Group, Inc. (since January
1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

JOHN R. ELDER*; 48 -- Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since April 1995); Treasurer of the Phoenix Family of Mutual Funds, Phoenix Home Life Mutual Insurance Company (1983 to March 1995).

LINDA T. GIBSON*; 31 -- Secretary of the Trust; Vice President, Signature Financial Group, Inc. (since May 1992); Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October 1992); law student, Boston University School of Law (September 1989 to May 1992).

JOAN A. GULINELLO*; 41 -- Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc. (since October 1993); Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October
1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October 1993).

JAMES E. HOOLAHAN*; 49 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Senior Vice President, Signature Financial Group, Inc.

SUSAN JAKUBOSKI*; 33 -- Vice President, Assistant Treasurer and Assistant Secretary of the Trust (since August 1994); Manager, Signature Financial Group (Cayman) Ltd. (since August 1994); Senior Fund Administrator, Signature Financial Group, Inc. (since August 1994); Assistant Treasurer, Signature Broker-Dealer Services, Inc. (since September 1994); Fund Compliance Administrator, Concord Financial Group (November 1990 to August 1994). Her address is Elizabethan Square, George Town, Grand Cayman, Cayman Islands, BWI.

MOLLY S. MUGLER*; 45 -- Assistant Secretary of the Trust; Vice President, Signature Financial Group, Inc.; Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since December 1988).

KARYN A. NOKE*; 26 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group (Cayman) Ltd. (since September 1996); Assistant Vice President, Signature Financial Group, Inc. (May 1993 to August 1996); Student, University of Massachusetts (prior to May 1993).

SHARON M. WHITSON*; 48 -- Assistant Secretary and Assistant Treasurer of the Trust; Assistant Vice President, Signature Financial Group, Inc. (since November 1992); Associate Trader, Massachusetts Financial Services Company (prior to November 1992).

JULIE J. WYETZNER*; 37 -- Vice President, Assistant Secretary and Assistant Treasurer of the Trust; Vice President, Signature Financial Group, Inc.

    The Trustees and officers of the Trust also hold comparable positions with certain other funds for which LFBDS or its affiliates serve as the distributor or administrator.

    The Trustees of the Trust received the following remuneration from the Trust for the periods indicated:

                          TRUSTEE COMPENSATION TABLE

                                                                  AGGREGATE               AGGREGATE                 TOTAL
                                                                 COMPENSATION            COMPENSATION            COMPENSATION
                                                                 FROM THE NEW         FROM THE NATIONAL         FROM TRUST AND
TRUSTEE                                                         YORK FUND (1)              FUND (1)              COMPLEX (2)

H. B. Alvord ..............................................         $2,122                  $1,673                 $44,000
Elliott J. Berv ...........................................         $1,642                  $1,601                 $42,250
Philip W. Coolidge ........................................         $    0                  $    0                 $     0
Mark T. Finn ..............................................         $1,631                  $1,601                 $43,000
Riley C. Gilley ...........................................         $2,271                  $1,610                 $46,000
Diana R. Harrington .......................................         $2,381                  $1,682                 $47,250
Susan B. Kerley ...........................................         $2,324                  $1,680                 $45,250
C. Oscar Morong, Jr. ......................................         $2,478                  $1,678                 $58,875
Walter E. Robb, III .......................................         $1,755                  $1,668                 $45,375
E. Kirby Warren ...........................................         $2,206                  $1,675                 $47,375
William S. Wood, Jr. ......................................         $2,529                  $1,685                 $47,000

----------
(1) For the fiscal year ended December 31, 1996.
(2) Information relates to the fiscal year ended December 31, 1996. Messrs. Alvord, Berv, Coolidge, Finn, Gilley, Morong, Robb, Warren and Woods, and Mses. Harrington and Kerley are Trustees of 23, 24, 46, 26, 25, 23, 24, 23, 25, 23, and 23 funds and portfolios, respectively, in the Landmark Family of Funds.

    As of April 9, 1997, all Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. As of the same date, more than 95% of the outstanding shares of each Fund were held of record by Citibank, N.A., or its affiliates, as Shareholder Servicing Agents for the accounts of their respective clients.


    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ADVISER

    Citibank manages the assets of each Fund pursuant to separate investment advisory agreements (the "Advisory Agreements"). Subject to such policies as the Board of Trustees may determine, the Adviser manages the securities of each Fund and makes investment decisions for each Fund. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting securities transactions for each Fund. Each Advisory Agreement continues in effect as long as such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

    Each of the Advisory Agreements provides that the Adviser may render services to others. Each Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Trust when authorized either by a vote of a majority of the outstanding voting securities of the applicable Fund or by a vote of a majority of the Board of Trustees, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the applicable Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.


    The Prospectus contains a description of the fees payable to the Adviser for services under the Advisory Agreements. The Adviser has agreed to waive a portion of the fees payable to it under the Advisory Agreements on a month-to-month basis. For the fiscal years ended December 31, 1994, 1995 and 1996, the fees payable to the Adviser by the New York Fund were $421,226 (of which $229,257 was voluntarily waived), $354,135 (of which $191,039 was voluntarily waived) and $342,600 (of which $254,015 was voluntarily waived), respectively. For the fiscal period August 17, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996, the fees payable to the Adviser by the National Fund were $1,723 (all of which was voluntarly waived) and $7,598 (all of which was voluntarily waived, respectively).


ADMINISTRATOR

    Pursuant to an administrative services agreement (the "Administrative Services Agreement"), LFBDS provides the Trust with general office facilities and LFBDS supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. The Administrator provides persons satisfactory to the Board of Trustees of the Trust to serve as Trustees and officers of the Trust. Such Trustees and officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of LFBDS or its affiliates.


    The Prospectus contains a description of the fees payable to the Administrator under the Administrative Services Agreement. The Administrator has voluntarily agreed to waive a portion of the fees payable to it under the Administrative Services Agreement on a month-to-month basis. For the fiscal years ended December 31, 1994, 1995 and 1996, the fees payable to LFBDS from the New York Fund under the Administrative Services Agreement were $210,613 (of which $58,225 was voluntarily waived), $177,067 (of which $48,777 was voluntarily waived) and $214,125 (of which $18,284 was voluntarily waived), respectively. For the period August 17, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996, the fees payable to LFBDS from the National Fund under the Administrative Services Agreement were $862 and $7,598, respectively, (all of which was voluntarily waived).

    The Administrative Services Agreement with the Trust acknowledges that the names "Landmark" and "Landmark Funds" are the property of the Administrator and provides that if LFBDS ceases to serve as the Administrator of the Trust, the Trust would change its name and the name of the Funds so as to delete the word "Landmark" or the words "Landmark Funds." The Administrative Services Agreement with the Trust also provides that LFBDS may render administrative services to others and may permit other investment companies to use the word "Landmark" or the words "Landmark Funds" in their names.


    The Administrative Services Agreement with the Trust continues in effect with respect to each Fund if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust and, in either case, by a majority of the Trustees who are not parties to the Administrative Services Agreement or interested persons of any such party. The Administrative Services Agreement with the Trust terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the outstanding voting securities of the Trust or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Trust also provides that neither LFBDS, as the Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

    LFBDS is wholly-owned subsidiary of Signature Financial Group, Inc.

    Pursuant to a sub-administrative services agreement, Citibank performs such sub-administrative duties for the Trust as from time to time are agreed upon by Citibank and LFBDS. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the Trust's organization, participation in the preparation of documents required for compliance by the Trust with applicable laws and regulations, the preparation of certain documents in connection with meetings of Trustees and shareholders, and other functions which would otherwise be performed by the Administrator. For performing such sub-administrative services, Citibank receives compensation as from time to time is agreed upon by Citibank and LFBDS not in excess of the amount paid to LFBDS for its services under the Administrative Services Agreement with the Trust. All such compensation is paid by LFBDS.

DISTRIBUTOR

    LFBDS serves as the Distributor of each Fund's shares pursuant to Distribution Agreements with the Trust with respect to each class of shares of each Fund. Unless otherwise terminated, the Distribution Agreements remain in effect from year to year upon annual approval by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and by the vote of a majority of the Board of Trustees of the Trust who are not parties to the Agreements or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

    The Trust has adopted a Distribution Plan (each a "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act with respect to each class of shares of the Funds after concluding that there is a reasonable likelihood that the Distribution Plans will benefit each Fund and its shareholders. The Distribution Plan with respect to Class A shares provides that each Fund shall pay a distribution fee to the Distributor at an annual rate not to exceed 0.05% of the average daily net assets represented by Class A shares for the National Fund and 0.15% of the average daily net assets represented by Class A shares for the New York Fund. The Distribution Plan with respect to Class B shares provides that each Fund will pay the Distributor a distribution fee at an annual rate not to exceed 0.75% of the Fund's average daily net assets represented by Class B shares. The Distributor receives the distribution fees for its services under the Distribution Agreements in connection with the distribution of each Fund's shares of each class (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of Class A shares of each Fund). The Distributor may use all or any portion of such distribution fees to pay for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature, commissions to dealers who sell shares of the applicable class of the Funds and other distribution-related expenses.


    The National Fund is permitted to pay the Distributor a service fee with respect to the Class A shares at an annual rate not to exceed 0.25% of the National Fund's average daily net assets represented by Class A shares, and both Funds are permitted to pay the Distributor a service fee with respect to the Class B shares at an annual rate not to exceed 0.25% of each Fund's average daily net assets represented by Class B shares.


    The Distribution Plan with respect to the Class A shares also permits the Funds to pay the Distributor an additional fee (not to exceed 0.05% of the average daily net assets of the Class A shares) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Class A shares.

    The Distribution Plans continue in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to the Plans (for purposes of this paragraph "Qualified Trustees"). Each Distribution Plan requires that the Trust and the Distributor provide to the Board of Trustees, and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated with respect to any class of shares of either Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class of shares of the Fund. The Distribution Plan applicable to a class of shares of either Fund may not be amended to increase materially the amount of a Fund's permitted expenses thereunder without the approval of a majority of the outstanding securities of that class of shares of that Fund and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.


    As contemplated by the Distribution Plans, LFBDS acts as the agent of the Trust in connection with the offering of shares of the Funds pursuant to the Distribution Agreements. After the prospectuses and periodic reports of the Funds have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Funds to prospective investors. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreements. For the fiscal years ended December 31, 1994, 1995 and 1996, the fees payable to the Distributor from the New York Fund under a prior distribution agreement and the Distribution Agreement were $52,653 (all of which was voluntarily waived), $44,267 (all of which was voluntarily waived) and $128,475 (all of which was voluntarily waived), respectively, no portion of which was applicable to reimbursement for expenses incurred in connection with print or electronic media advertising. For the period August 17, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996, the fees payable to the Distributor from the National Fund under the Distribution Agreement were $216 and $949, respectively, (all of which were voluntarily waived).

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN


    The Trust has adopted an administrative services plan (the "Administrative Services Plan") after having concluded that there is a reasonable likelihood that the Administrative Services Plan will benefit the Funds and their shareholders. The Administrative Services Plan provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Services Plan, the total of the fees paid from a Fund to the Trust's Administrator and Shareholder Servicing Agents may not exceed 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Any distribution fees (other than any fee concerning electronic or other media advertising) payable under the Distribution Plan for the Class A shares of the New York Fund are included in this percentage limitation for those shares. This limitation with respect to the Class A shares of the National Fund and with respect to the Class B shares of each Fund, does not include any amounts payable under the Distribution Plans for such shares. Within this overall limitation, individual fees may vary. The Administrative Services Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan (for purposes of this paragraph "Qualified Trustees"). The Administrative Services Plan requires that the Trust provide to its Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Services Plan. The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees of the Trust or as to each Fund by a vote of a majority of the outstanding voting securities of the Fund. The Administrative Services Plan may not be amended to increase materially the amount of the New York Fund's permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the New York Fund and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.


    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent and a Transfer Agency and Custodian Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent and custodian for each Fund. See "Shareholder Servicing Agents" and "Transfer Agent and Custodian" in the Prospectus for additional information, including a description of fees paid to the Shareholder Servicing Agents under the Servicing Agreements. For the fiscal years ended December 31, 1994, 1995 and 1996, aggregate fees payable from the New York Fund to Shareholder Servicing Agents were $421,226 (of which $157,960 was voluntarily waived), $354,135 (of which $132,801 was voluntarily waived) and $214,125, respectively. For the period August 17, 1995 (commencement of operations) to December 31, 1995 and for the fiscal year ended December 31, 1996, aggregate fees payable from the National Fund to Shareholder Servicing Agents were $1,723 and $4,748 (all of which were voluntarily waived), respectively.

    The principal business address of State Street is 225 Franklin Street, Boston, MA 02110.

AUDITORS

    Deloitte & Touche LLP are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of Deloitte & Touche LLP is 125 Summer Street, Boston, Massachusetts 02110.


COUNSEL

    Bingham, Dana & Gould LLP, 150 Federal Street, Boston, MA 02110, acts as counsel for the Funds.

                          6.  PORTFOLIO TRANSACTIONS

    The Trust trades securities for a Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objectives. Changes in a Fund's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Funds are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. The portfolio manager may serve other clients of the Adviser in a similar capacity.

    The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of each Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

    Under the Advisory Agreements, in connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for each Fund in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Funds, subject to any applicable laws, rules and regulations.

    The investment advisory fee that each Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the Adviser's other clients. Investment decisions for each Fund and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the fiscal years ended December 31, 1994, 1995 and 1996, the New York Fund paid no brokerage commissions. For the period August 17, 1995 (commencement of operations), to December 31, 1995 and for the fiscal year ended December 31, 1996, the National Fund paid no brokerage commissions.


           7.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. Currently, the Trust has two series of shares, each divided into two classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class of each Fund represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares in a series). Shares of each series are entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees and accountants for the Trust. In matters affecting only a particular Fund or class, only shares of that particular Fund or class are entitled to vote.


    Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See "Investment Objectives, Policies and Restrictions--Investment Restrictions.") At any meeting of shareholders of a Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by a vote of the holders of two-thirds of the Trust's outstanding shares, voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such sale of assets, merger or consolidation, the approval by vote of the holders of a majority of the Trust's (or the affected series) outstanding shares would be sufficient. The Trust or any series of the Trust, as the case may be, may be terminated (i) by a vote of a majority of the outstanding voting securities of the Trust or the affected series or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated, the Trust will continue indefinitely.

    Share certificates will not be issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of each Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                      8.  CERTAIN ADDITIONAL TAX MATTERS


    Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's income and its tax-exempt income), and the composition and holding period of the Fund's portfolio assets. Provided all such requirements are met and all of a Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the Fund. If a Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

    The portion of each Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Unless a Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from each Fund on their federal income tax returns.

    Shareholders of a Fund will generally have to pay federal income taxes on the balance of each Fund's distributions of net investment income and on any distributions from net short-term capital gains, whether the distributions are made in cash or in additional shares. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares.

    Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution other than an exempt-interest dividend may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of shares in a Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. If not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of a Fund within 90 days after their purchase followed by any purchase without payment of an additional sales charge (including purchases by exchanges or by reinvestment) of Class A shares of the Fund or another Landmark Fund or any other shares of a Landmark Fund generally sold subject to a sales charge. Shareholders disposing of shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon disposition of the shares may reflect the existence of such accrued tax-exempt income, and that this portion of the proceeds may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the disposition.


    Any investment in certain securities purchased at a market discount will cause the applicable Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax, the Trust may be required to liquidate securities of a Fund that it might otherwise have continued to hold and thereby potentially cause the Fund to realize additional taxable gain or loss.


    Each Fund's transactions in options, Futures Contracts and forward contracts, if any, will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to holders of beneficial interests. For example, certain positions held by the Trust on behalf of a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Trust on behalf of a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute straddles, and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of securities held by the Trust on behalf of the Fund and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles which may alter the effects of these rules. The Trust will limit its investment activities in options, Futures Contracts and forward contracts on behalf of the Funds to the extent necessary to meet the requirements of Subchapter M of the Code.

    The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States.

    The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the Fund may be required to withhold tax at the rate of 31% on certain distributions and redemption proceeds paid to that shareholder.

             9.  INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

    Deloitte & Touche LLP are the independent accountants for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

    The audited financial statements of the New York Fund (Portfolio of Investments at December 31, 1996, Statement of Assets and Liabilities at December 31, 1996, Statement of Operations for the year ended December 31, 1996, Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995, and Financial Highlights for each of the fiscal years in the three-year period ended December 31, 1996, for the four months ended December 31, 1993, and for each of the fiscal years in the four-year period ended August 31, 1993, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the New York Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent accountants, on behalf of the New York Fund.

    The audited financial statements of the National Fund (Portfolio of Investments at December 31, 1996, Statement of Assets and Liabilities at December 31, 1996, Statement of Operations for the year ended December 31, 1996, Statement of Changes in Net Assets for the year ended December 31, 1996 and for the period August 17, 1995 (commencement of operations) to December 31,
1995, Financial Highlights for the fiscal year ended December 31, 1996 and for the period August 17, 1995 (commencement of operations) to December 31, 1995, Notes to Financial Statements and Independent Auditors' Report), each of which is included in the Annual Report to Shareholders of the National Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent accountants, on behalf of the National Fund.


    Copies of the Annual Reports for each Fund accompany this Statement of Additional Information.

                                                                   APPENDIX A

                     DESCRIPTION OF MUNICIPAL OBLIGATIONS


    Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.


    The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

    Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

3. TAX AND REVENUE ANTICIPATION NOTES. Tax and Revenue Anticipation Notes are issued by a state or municipality to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

4. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

    Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Investors Service, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                                                                    APPENDIX B

                      DESCRIPTION OF SECURITIES RATINGS


    The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P") and Fitch Investors Service, Inc. ("Fitch") represent their opinions as to the quality of various debt securities. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.


               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                          FOUR HIGHEST BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.


              DESCRIPTION OF STANDARD & POOR'S RATING SERVICES'
                          FOUR HIGHEST BOND RATINGS

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                          FOUR HIGHEST BOND RATINGS

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-) -- Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
               TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

    Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, such as long-term secular trends, may be less important over the short run.

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


              DESCRIPTION OF STANDARD & POOR'S RATING SERVICES'
               TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

    An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:


    - Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.


    - Source of payment -- the more the issue depends on the market for its refinancing, the more likely it will be treated as a note.


    Note rating symbols are as follows:


SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.


SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.


              DESCRIPTION OF STANDARD & POOR'S RATING SERVICES'
                      RATINGS OF TAX-EXEMPT DEMAND BONDS

    S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.


    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+ /A-1+").

                DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
              THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                     TWO HIGHEST SHORT-TERM DEBT RATINGS


    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations are an original maturity not exceeding one year, unless explicitly noted.


    Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


              DESCRIPTION OF STANDARD & POOR'S RATING SERVICES'
                     TWO HIGHEST COMMERCIAL PAPER RATINGS


    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.


A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                    THREE HIGHEST COMMERCIAL PAPER RATINGS


    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                                                                    APPENDIX C

                      ADDITIONAL INFORMATION CONCERNING
                        NEW YORK MUNICIPAL OBLIGATIONS

    The following information is a summary of special factors affecting investments in New York Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by New York State (the "State") and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers. Landmark New York Tax Free Income Fund is not responsible for the accuracy or timeliness of this information.

NEW YORK STATE

    The factors affecting the State's financial condition are complex and the following description constitutes only a summary.

CURRENT ECONOMIC OUTLOOK

    The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

    The State Financial Plan is based upon a June 1996 projection by the State Division of the Budget ("DOB") of national and State economic activity. DOB forecasted that national economic growth would be quite strong in the first half of calendar 1996, but would moderate considerably as the year progressed. The overall growth rate of the national economy during calendar year 1996 was expected to be just slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product during 1996 was projected to be moderate at 2.1 percent, with anticipated declines in federal spending and net exports more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, was projected to be contained at about 3 percent due to moderate wage growth and foreign competition. Personal income and wages were projected to increase by about 5 percent.

    New York's economy was expected to continue to expand modestly during 1996, but it was anticipated that there would be a pronounced slow-down during the course of the year. Although industries that export goods and services were expected to continue to do well, growth was expected to be slowed by government cutbacks at all levels and by tight fiscal constraints on health and social services. On an average annual basis, employment growth in the State was expected to be up slightly from the 1995 rate. Personal income was expected to record moderate gains in 1996. Bonus payments in the securities industry were expected to increase further from last year's record level.

    The State has updated its mid-year forecast of national and State economic activity through the end of calendar year 1998. The national economic projection is for slightly slower growth from the initial forecast on which the original 1996-97 State Financial Plan was based, while the State economic forecast has changed only slightly.

    The revised national forecast projects real Domestic Gross National Product ("GDP") growth of 2.3 percent in 1997, which is the same rate now estimated for 1996, followed by a 2.4 percent increase in 1998. The growth of nominal GDP is expected to rise from 4.3 percent in 1996 to 4.5 percent in 1997 and 4.8 percent in 1998. The inflation rate is expected to remain stable at 2.9 percent in 1997 and decrease to 2.8 percent in 1998. The annual rate of job growth is expected to slow to 1.6 percent in both 1997 and 1998, down from the 2.0 percent increase in 1996. Growth in personal income and wages are expected to slow accordingly in 1997 and 1998.

    The revised State economic forecast projects continued moderate growth in 1997 for employment, wages, and personal income, followed by a slight slowing in 1998. Personal income is estimated to have grown by 5.2 percent in 1996, fueled in part by an unusually large increase in financial sector bonus payments, and is projected to grow 4.5 percent in 1997 and 4.2 percent in 1998. Overall employment growth will continue at a modest rate, reflecting the moderate growth of the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

1996-97 STATE FINANCIAL PLAN

    The State is required to issue three quarterly updates to the cash-basis State Financial Plan in July, October, and January, respectively. These updates reflect analysis of actual receipts and disbursements on a cash basis for each respective period, and contain revised estimates of receipts and disbursements for the then current fiscal year.

    The State issued its first update to the cash-basis 1996-97 State Financial Plan (the "Mid-Year Update") on October 25, 1996. Revisions were made to estimates of both receipts and disbursements based on: (1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid-Year Update reflected a balanced 1996-97 State Financial Plan, and a projected reserve in the General Fund of $300 million.

    Actual receipts through the first two quarters of the 1996-97 State fiscal year reflected stronger-than-expected growth in most taxes, with actual receipts exceeding expectations by $250 million. Based on the revised economic outlook and actual receipts for the first six months of 1996-97, projected General Fund receipts for the 1996-97 State fiscal year were increased by $420 million. Most of this projected increase was in the yield of the personal income tax ($241 million), with additional increases expected in business taxes ($124 million) and other tax receipts ($49 million). Projected collections from user taxes and fees were revised downward slightly ($5 million). Revisions were also made to both miscellaneous receipts and in transfer from other funds (an $11 million combined projected increase).

    Disbursements through the first six months of the fiscal year were $415 million less than projected, primarily because of delays in processing payments following delayed enactment of the State budget. As a result, no savings were included in the Mid-Year Update from the slower-than-expected spending. Projections of the 1996-97 General Fund disbursements were increased by $120 million, since increased General Fund disbursements for education were required to replace a projected decrease in lottery receipts. The modification was shown in the form of an increased transfer of General Fund monies to the Lottery Fund in the Special Revenue fund type.

    The projected closing fund balance in the General Fund of $337 million reflected a balance of $252 million in the Tax Stabilization Reserve Fund ("TSRF") following a payment of $15 million during the current fiscal year, and a deposit of $85 million to the Contingency Reserve Fund ("CRF").

    The State revised the cash-basis 1996-97 State Financial Plan on January 14, 1997, in conjunction with the release of the Executive Budget for the 1997-98 fiscal year.

    The 1996-97 General Fund Plan continues to be balanced. The DOB projects that, prior to taking the actions described below, the General Fund Financial Plan would have shown an operating surplus of approximately $1.3 billion. These actions include implementing reduced personal income tax withholding to reflect the impact of tax reduction actions which took effect on January 1, 1997. This has the effect of raising taxpayer's current take-home pay rather than requiring taxpayers to wait until the spring of 1998 for larger refunds. The Financial Plan assumes the use of $250 million for this purpose. In addition, $943 million is projected to be used to pay tax refunds during the 1996-97 fiscal year or reserved to pay refunds during the 1997-98 fiscal year, which produces a benefit for the 1997-98 Financial Plan (see below). Finally, $65 million is projected to be deposited into the TSRF (in addition to the required deposit of $15 million), increasing the cash balance in that fund to $317 million by the end of 1996-97.

    The projected surplus results primarily from growth in the underlying forecast for projected receipts. As compared to the enacted budget, revenues are expected to increase by more than $1 billion, while disbursements are expected to fall by $228 million. These changes from original Financial Plan projections reflect actual results through December 1996 as well as modified economic and social services caseload projections for the balance of the fiscal year.

    As compared to the Mid-Year Update, underlying estimates of General Fund receipts have been revised upward $566 million, primarily in personal income taxes and business taxes. However, two transactions offset these projected increases, producing a projected decline in available General Fund receipts as compared to the Mid-Year Update:

        o First, in order to make the projected 1996-97 cash surplus available to help finance 1997-98 spending requirements, $943 million in personal income tax refund payments (or reserves for such payments) are proposed to be accelerated into 1996-97. This action has the effect of decreasing reported personal income tax receipts in 1996-97, while increasing available personal income tax receipts in 1997-98, as these refunds will no longer be a charge against current revenues in 1997-98.

        o Second, January 1997 implementation of personal income tax withholding table changes to reflect tax reductions effective January 1, 1997, originally scheduled for April of this year, also depresses personal income tax receipts by an estimated $250 million this year. The change lowers withholding rather than having these monies paid to taxpayers through large refunds in the spring of 1998.

    As a result of these transactions, projections of available receipts in 1996-97 have been reduced by $627 million from the time of the Mid-Year Update, despite the increases in the underlying forecast

    Projected General Fund disbursements are reduced by a total of $348 million from the Mid-Year Update, with changes made in most categories of the Financial Plan. Most of this savings is attributable to reductions in local assistance spending, primarily due to significant reestimates in social services spending to reflect lower caseload growth, yielding savings of $226 million. General State Charges are reduced $76 million to reflect lower pension and fringe benefit costs. The General State Charges estimate includes savings achieved from the refinancing of certain pension liabilities through the issuance of long-term debt, as planned, and the repayment of that liability to the State Retirement System. Transfers of the Capital Projects Fund have been reduced $31 million to reflect slower-than-expected capital disbursements for the balance of the fiscal year. Reductions in debt service costs of $21 million reflect savings from refundings undertaken in the current fiscal year, as well as savings from improved interest rates in the financial markets.

    The Mid-Year Update has reserved $300 million in the General Fund for certain contingencies, including litigation which could have produced an adverse impact on the State's finances, either by itself or the precedential nature of the court's decision. Since subsequent events make it unlikely that these risks will materialize before the end of the 1996-97 fiscal year, the Third Quarter Update no longer includes this reserve.

    The General Fund closing balance is expected to be $358 million at the end of the 1996-97. Of this amount, $317 million would be on deposit in the TSRF, while another $41 million would remain on deposit in the CRF as a reserve for litigation or other unbudgeted costs to the Financial Plan. The TSRF had an opening balance of $237 million, to be supplemented by a required payment of $15 million and an extraordinary deposit of $65 million from surplus 1996-97 monies. The $9 million on deposit in the Revenue Accumulation Fund will be drawn down as planned. A planned deposit of $85 million to the CRF, projected to be received from contractual efforts to maximize federal revenue, is no longer expected to be deposited this year.

1997-98 FISCAL YEAR (EXECUTIVE BUDGET FORECAST)

    The Governor presented his 1997-98 Executive Budget to the Legislature on January 14, 1997. The Executive Budget also contains financial projections for the State's 1998-99 and 1999-2000 fiscal years, detailed estimates of receipts and an updated Capital Plan. There can be no assurance that the Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth herein.

    The 1997-98 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $32.88 billion, a decrease of $88 million from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $32.84 billion, a decrease of $56 million from spending totals projected for the current fiscal year. As compared to the 1996-97 State Financial Plan, the Executive Budget proposes a year-to-year decline in General Fund spending of 0.2 percent. State funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 1.2 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 2.2 percent from the fiscal year.

    The Executive Budget proposes $2.3 billion in actions to balance the 1997-98 Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1997-98 were projected to grow by approximately 4 percent. This increase would have resulted from growth in Medicaid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1996-97. General Fund receipts were projected to fall by roughly 3 percent. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1996-97 and implementation of previously enacted tax reduction programs.

    The Executive Budget proposes to close this gap primarily through a series of spending reductions and Medicaid cost containment measures, the use of a portion of the 1996-97 projected budget surplus, and other actions. The 1997-98 Financial Plan projects receipts of $32.88 billion and spending of $32.84 billion, allowing for a deposit of $24 million into the CRF and a year-ending CRF reserve of $65 million, and a required repayment of $15 million to the TSRF.

1995-96 FISCAL YEAR

    The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus. The DOB reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

    The General Fund closing fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in fund balance is attributable to the $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF, and a $9 million deposit to the Revenue Accumulation Fund. The closing fund balance includes $237 million on deposit in the TSRF, to be used in the event of any future General Fund deficit, as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $9 million reflects amounts on deposit in the Revenue Accumulation Fund. This fund was created to hold certain tax receipts temporarily before their deposit to other accounts. In addition, $678 million was on deposit in the tax refund reserve account, of which $521 million was necessary to complete the restructuring of the State's cash flow under the Local Government Assistance Corporation ("LGAC") program.

    General Fund receipts totaled $32.81 billion, a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements totaled $32.68 billion for the 1995-96 fiscal year, a decrease of 2.2 percent from 1994-95 levels. Mid-year spending reductions, taken as part of a management review undertaken in October at the direction of the Governor, yielded savings from Medicaid utilization controls, office space consolidation, overtime and contractual expense reductions, and statewide productivity improvements achieved by State agencies. Together with decreased social services spending, this management review accounts for the bulk of the decline in spending.

1994-95 FISCAL YEAR

    The State ended its 1994-95 fiscal year with the General Fund in balance. The $241 million decline in the fund balance reflects the planned use of $264 million from the CRF, partially offset by the required deposit of $23 million to the TSRF. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited to continue the process of restructuring the State's cash flow as part of the LGAC program. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF.

    General Fund receipts totaled $33.16 billion, an increase of 2.9 percent from 1993-94 levels. General Fund disbursements totaled $33.40 billion for the 1994-95 fiscal year, an increase of 4.7 percent from the previous fiscal year. The increase in disbursements was primarily the result of one-time litigation costs for the State, funded by the use of the CRF, offset by $188 million in spending reductions initiated in January 1995 to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects.

1993-94 FISCAL YEAR

    The State ended its 1993-94 fiscal year with a General Fund cash surplus, primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. A deposit of $268 million was made to the CRF, with a withdrawal during the year of $3 million, and a deposit of $67 million was made to the TSRF. These three transactions resulted in the change in fund balance of $332 million. In addition, a deposit of $1.14 billion was made to the tax refund reserve account, of which $1.03 billion was available for budgetary purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The General Fund closing balance was $399 million, of which $265 million was on deposit in the CRF and $134 million in the TSRF. The CRF was initially funded with a transfer of $100 million attributable to a positive margin recorded in the 1992-93 fiscal year.

    General Fund receipts totaled $32.23 billion, an increase of 2.6 percent from 1992-93 levels. General Fund disbursements totaled $31.90 billion for the 1993-94 fiscal year, 3.5 percent higher than the previous fiscal year. Receipts were higher in part due to improved tax collections from renewed State economic growth, although the State continued to lag behind the national economic recovery. Disbursements were higher in part due to increased local assistance costs for school aid and social services, accelerated payment of certain Medicaid expenses, and the cost of an additional payroll for State employees.

    During the prior ten years, State-supported long-term debt service increased by 8.6 percent annually to $2.72 billion by 1995-96 as available revenues increased by 4.4 percent annually. The relative comparable growth in revenues and debt service resulted in modest increases in the ratio of debt service to revenues from 1986-87 to 1995-96. The ratio is estimated to increase to 6.7 percent as a result of the enacted budget.

    Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes ("BANs") were $735 million for the 1995-96 fiscal year, and are estimated to be $719 million for 1996-97. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $340 million for the 1995-96 fiscal year, and are estimated to be $323 million for 1996-97. State lease-purchase rental and contractual-obligation payments (including State installment payments relating to COPs), classified as "Other Financial Obligations," were $1.647 billion in 1995-96 and are estimated to be $1.883 billion for the 1996-97 fiscal year.

    Total outstanding State-related debt increased from $24.62 billion at the end of the 1986-87 fiscal year to $38.25 billion at the end of the 1995-96 fiscal year, an average annual increase of 5 percent. State-supported debt increased from $10.91 billion at the end of the 1986-87 fiscal year to $30.67 billion at the end of the 1995-96 fiscal year, an average annual increase of
12.2 percent. However, debt issuances resulting from the 1996-97 enacted budget are only expected to increase outstanding State-supported debt by 4.5 percent over the prior fiscal year. During the prior ten year period, annual personal income in the State rose from $310.6 billion to $498.7 billion, an average annual increase of 5.4 percent. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at a slower rate. Expressed in other terms, the total amount of State-supported debt outstanding grew from 3.5 percent of personal income in the 1986-87 fiscal year to 6.2 percent for the 1995-96 fiscal year, while State-related debt outstanding declined from 7.9 percent to 7.7 percent for the same period.

    Rating Agencies Actions: On February 5, 1993, Fitch assigned its municipal bond rating of A+ to the State's general obligation bonds. Moody's assigned its municipal bond rating of A2 on February 14, 1997, and as of October 29, 1996, S&P assigned its rating of A- to the State's general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market price of the State's general obligation bonds.

PUBLIC AUTHORITIES

    The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities, meaning public benefit corporations created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of September 30, 1995, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $73.45 billion. As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

    There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities.

    In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements if local assistance payments are so diverted, the affected localities could seek additional State assistance.

    Some authorities also receive money from State appropriations to pay for the operating costs of certain of their programs. As described below, the Metropolitan Transportation Authority ("MTA") receives the bulk of this money in order to carry out mass transit and commuter services.

METROPOLITAN TRANSPORTATION AUTHORITY

    The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend, for operating support upon a system of State, local government and TBTA support, and, to the extent available, federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

    Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax-- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1996-97 State fiscal year, total State assistance to the MTA is estimated at approximately $ 1.09 billion.

    The MTA received authorization in State legislation accompanying the 1996-97 adopted State budget to issue bonds to finance a portion of a new $11.98 billion MTA Capital Program for the 1995 through 1999 calendar years. Such plan, once approved by the MTA Capital Program Review Board, will supersede the MTA's 1992-96 Capital Program. The MTA expects such approval before the end of 1997 legislative session. In the interim, the MTA will proceed with financings for projects approved under the 1992-96 Capital Program, as well as a subset of the 1997 portion of the 1995-96 Capital Program using federal, New York City and other non-bonded sources of funds.

    There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

                                  LOCALITIES
THE CITY OF NEW YORK

    The fiscal health of the State may also be affected by the fiscal health of New York City ("the City"), which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

FISCAL OVERSIGHT

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period.

    Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

    Implementation of the Financial Plan is also dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. The City currently projects that if no action is taken, it will exceed its State Constitutional general debt limit beginning in City fiscal year 1998. The current Financial Plan includes certain alternative methods of financing a portion of the City's capital program which require State or other outside approval. Future developments concerning the City or its Covered Organizations, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such Covered Organizations and may also affect the market for their outstanding securities.

MONITORING AGENCIES

    The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and Financial Plan compliance by, the City and its Covered Organizations. According to recent staff reports, the City's economy has experienced weak employment and moderate wage and income growth throughout the mid-1990's. Although this trend is expected to continue for the rest of the decade, there is the risk of a slowdown in the City's economy in the next few years, which would depress revenue growth and put further strains on the City's budget. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial future budget gaps that must be closed with reduced expenditures and/or increased revenues. Copies of the most recent Control Board, OSDC and City Comptroller staff reports are available by contacting the Control Board at 270 Broadway, 21st Floor, New York, NY, 10007, Attention: Executive Director; OSDC at 270 Broadway, 22nd Floor, New York, NY 10007, Attention: Deputy Comptroller; and the City Comptroller at Municipal Building, Room 517, One Centre Street, New York, NY 10007, Attention:
Deputy Comptroller, Finance.

OTHER LOCALITIES

    Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1996-97 fiscal year.

    Fiscal difficulties experienced by the City of Yonkers resulted in the reestablishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

    Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

    Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

    Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion. A small portion (approximately $82.9 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Seventeen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1994.

    From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

                                  LITIGATION
GENERAL

    The legal proceedings noted below involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1996-97 fiscal year or thereafter.

    Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. The State believes that the 1996-97 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-97 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1996-97 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1996-97 State Financial Plan. In its General Purpose Financial Statements, the State reports its estimated liability in subsequent fiscal years for awarded and anticipated unfavorable judgments.

    Although other litigation is pending against the State, except as described below, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

    In addition to the proceedings noted below, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1996-97 fiscal year or thereafter.

                            STATE FINANCE POLICIES
INSURANCE LAW

    In Trustees of and The Pension, Hospitalization Benefit Plan of the Electrical Industry, et al. v. Cuomo, et al. (commenced November 25, 1992 in the United States District Court for the Eastern District of New York), plaintiff employee welfare benefit plans sought a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans. This case has been dismissed by stipulation and order, by and among the parties, with prejudice.

    Two separate proceedings challenge regulations promulgated by the Superintendent of Insurance establishing excess medical malpractice premium rates for the 1986-87 through 1995-96 and 1996-97 fiscal years, respectively (New York State Health Maintenance Organization Conference, Inc., et al. v. Muhl et al, Supreme Court, Albany County). Plaintiffs allege that the method of rate calculation is arbitrary and capricious and excessive, and seek inter alia, to annul the present rates and to compel the State to refund accumulated surpluses not actuarially required.

TAX LAW

    Aspects of petroleum business taxes are the subject of administrative claims and litigation. In Tug Buster Bouchard, et al. v. Wetzler (Supreme Court, Albany County, commenced November 13, 1992), petitioner tugboat corporations, which purchased fuel out of State and consumed such fuel within the State, contended that the assessment of the petroleum business tax pursuant to Tax Law (S)301 to such fuel violated the Commerce Clause of the United States Constitution. Petitioners contended that the application of Section 301 to the interstate transaction but not to purchasers who purchased and consumed fuel within the State discriminated against interstate commerce. By decision dated November 14, 1996, based upon the State's concession that the challenged provision was unconstitutional as applied to the petitioners and other similarly situated vessels, the Court of Appeals affirmed the order of the Appellate Division, Third Department, dated January 4, 1996, which held that Tax Law
(S)301(a)(1)(ii) (the portion of the petroleum business tax applicable between 1984 and September 1, 1990 to petroleum businesses which import petroleum into New York State for consumption in the State) was unconstitutional. The State's motion for reargument, seeking clarification and/or modification of the Court of Appeals decision, was denied by order dated December 20, 1996.

    In Matter of the Petition of Consolidated Rail Corporation v. Tax Appeals Tribunal (Appellate Division, Third Department, commenced December 22, 1995), petitioner rail freight corporation, which purchases diesel motor fuel out of State and imports the fuel into the State for use, distribution, storage or sale in the State, contends that the assessment of the petroleum business tax pursuant to Tax Law (S)301-a to such fuel purchases violates the Commerce Clause of the United States Constitution. Petitioner contends that the application of
Section 301-a to the interstate transaction but not to purchasers who purchase fuel within the State for use, distribution, storage or sale within the State discriminates against interstate commerce.

                                STATE PROGRAMS

    Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al. v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and federal law.

    In a consolidated action commenced in 1992, Medicaid recipients and home health care providers and organizations challenge promulgation by the State Department of Social Services ("DSS") in June 1992 of a home assessment resource review instrument ("HARRI"), which is to be used by DSS to determine eligibility for and the nature of home care services for Medicaid recipients, and challenge the policy of DSS of limiting reimbursable hours of service until a patient is assessed using the HARRI (Dowd, et al. v. Bane, Supreme Court, New York County).

OFFICE OF MENTAL HEALTH PATIENT-CARE COSTS

    Two actions, Balzi, et al. v. Surles, et al., commenced in November 1985 in the United States District Court for the Southern District of New York, and Brogan, et al. v. Sullivan, et al., commenced in May 1990 in the United States District Court for the Western District of New York, now consolidated, challenge the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities.

SHELTER ALLOWANCE

    In an action commenced in March 1987 against State and New York City officials (Jiggetts, et al. v. Bane, et al.), plaintiffs allege that the shelter allowance granted to recipients of public assistance is not adequate for proper housing.

EDUCATION LAW

    In New York State Association of Counties v. Pataki, et al., commenced May 29, 1996 (Supreme Court, Albany County), plaintiff seeks reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410
(10) and (11) of the Education Law.

CLEAN WATER/CLEAN AIR BOND ACT OF 1996

    In Robert L. Schulz et al. v. The New York State Executive et al. (Supreme Court, Albany County, commenced October 16, 1996), plaintiffs challenge the enactment of the Clean Water/Clean Air Bond Act of 1996 and its implementing legislation (1996 Laws of New York, Chapters 412 and 413). Plaintiffs claim, inter alia, that the Bond Act and its implementing legislation violate provisions of the State Constitution requiring that such debt be authorized by law for some single work or purpose distinctly specified therein and forbidding incorporation of other statutes by reference.

                             REAL PROPERTY CLAIMS
INDIAN LAND CLAIMS

    On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida Counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

    Several other actions involving Indian claims to land in upstate New York are also pending. Included are Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York. The Supreme Court's holding in Oneida Indian Nation of New York may impair or eliminate certain of the State's defenses to these actions but may enhance others.

                           CONTRACT AND TORT CLAIMS
COGENERATION FACILITY

    In Inter-Power of New York, Inc. v. State of New York, commenced November 16, 1994 in the Court of Claims, plaintiff alleges that by reason of the failure of the State's Department of Environmental Conservation to provide in a timely manner accurate and complete data, plaintiff was unable to complete by the projected completion date a cogeneration facility, and thereby suffered damages.

RACIAL SEGREGATION

    In an action commenced in 1985 (United States et al. v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found that Yonkers and its public schools were intentionally segregated. Yonkers enacted an "education improvement plan" which was adopted in 1986. Plaintiffs allege that defendants have not fulfilled their responsibility to alleviate the segregation. On January 19, 1989 the State, the State Education Department and the New York State Urban Development Corporation were added as defendants.

SHAREHOLDER SERVICING AGENTS

FOR CITIBANK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10094
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT, (800) 285-1701
or for all other states, (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT
CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
Master Trust Accounts
111 Wall Street, New York, NY 10094
Call Your Account Manager or (212) 657-9659

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200,
(212) 820-2380 in New York City

                                     PART C

Item 24.  Financial Statements and Exhibits.

         (a)      Financial Statements Included in Part A:


                  LANDMARK NEW YORK TAX FREE INCOME FUND
                  Condensed Financial Information - Financial Highlights (for
                    the years ended December 31, 1996, 1995 and 1994, for the four months ended December 31, 1993 and for each of the fiscal years in the seven year period ended August 31, 1993)
                  LANDMARK NATIONAL TAX FREE INCOME FUND
                  Condensed Financial Information - Financial Highlights (for
                    the year ended December 31, 1996 and for the period from the commencement of operations (August 17, 1995) to December 31,
                    1995)


                  Financial Statements Included in Part B:


                  LANDMARK NEW YORK TAX FREE INCOME FUND
                     Portfolio of Investments at December 31, 1996*
                     Statement of Assets and Liabilities at December 31, 1996* Statement of Operations for the year ended December 31,
                        1996*
                  Statement of Changes in Net Assets for the years ended
                     December 31, 1996 and 1995*
                  Financial Highlights for the years ended December 31, 1996,
                     1995 and 1994, for the four months ended December 31, 1993 and for each of the years in the two-year period ended August 31, 1993*
                  LANDMARK NATIONAL TAX FREE INCOME FUND
                  Portfolio of Investments at December 31, 1996**
                  Statement of Assets and Liabilities at December 31, 1996** Statement of Operations for the year ended December 31, 1996** Statement of Changes in Net Assets for the year ended December
                     31, 1996 and for the period from August 17, 1995 (commencement of operations) to December 31, 1995**
                  Financial Highlights for the year ended December 31, 1996 and for the period from August 17, 1995 (commencement of operations) to December 31, 1995**

         ------------------
        * Financial information is included for Landmark New York Tax Free Income Fund only and is incorporated by reference to the Registrant's Annual Report to Shareholders of Landmark New York Tax Free Income Fund for the fiscal year ended December 31, 1996 (Accession Number 0000794047-97-000001).
       ** Financial information is included for Landmark National Tax Free Income Fund only and is incorporated by reference to the Registrant's Annual Report to Shareholders of Landmark National Tax Free Income Fund for the fiscal year ended December 31, 1996 (Accession Number 0000794047-97-000001).



         (b)      Exhibits

                 *  1(a)           Amended and Restated Declaration of Trust of Registrant
               ***  1(b)           Amendment to Registrant's Declaration of Trust
               ***  1(c)           Form of Establishment and Designation of Series of the Registrant
             *****  1(d)           Amendment to Registrant's Declaration of Trust
               ***  2(a)           Amended and Restated By-Laws of Registrant
              ****  2(b)           Amendment to Amended and Restated By-Laws of Registrant
              ****  4(a)           Form of Certificate representing ownership of Class A shares of the Funds
              ****  4(b)           Form of Certificate representing ownership of Class B shares of the Funds
              ****  6(a)           Form of Amendedand Restated Distribution Agreement between the Registrant and
                                   The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"), as distributor, with respect to Class A Shares of the Funds
              ****  6(b)           Form of Distribution Agreement between the Registrant and LFBDS, as distributor, with respect to Class B Shares of the Funds
                 *  7              Form of Custodian Contract between the Registrant and State Street Bank and
                                   Trust Company ("State Street"), as custodian
              ****  9(a)(i)        Form of Amended and Restated Administrative Services Plan of the Registrant

            ******  9(a)(ii)       Form of Amended and Restated Administrative Services Plan of the Registrant

               ***  9(b)           Administrative Services Agreement between the Registrant and LFBDS, as administrator
                 *  9(c)           Sub-Administrative Services Agreement between Citibank, N.A. and LFBDS
              ****  9(d)(i)        Form of Shareholder Servicing Agreement between the Registrant and Citibank,
                                   N.A., as shareholder servicing agent
              ****  9(d)(ii)       Form of Shareholder Servicing Agreement between the Registrant and a federal savings bank, as shareholder servicing agent
              ****  9(d)(iii)      Form of Shareholder Servicing Agreement between the Registrant and LFBDS, as shareholder servicing agent

            ******  9(d)(iv)       Form of Shareholder Servicing Agreement between the Registrant and a national banking association or subsidiary thereof or state chartered banking association, as shareholder servicing agent
                 *  9(e)           Transfer Agency and Servicing Agreement between the Registrant and State Street
                                   Bank and Trust Company, as transfer agent
              ****  9(f)           Form of Amended and Restated Exchange Privilege Agreement between each of the trusts in the Landmark Family of Funds, including the Registrant, and LFBDS, as distributor
                    11             Consent of Deloitte & Touche LLP, independent auditors of the Registrant
              ****  15(a)          Form of Amended and Restated Distribution Plan of the Registrant with respect to Class A Shares of the Funds
              ****  15(b)          Form of Distribution Plan of the Registrant with respect to Class B Shares of the Funds
              ****  16             Performance Calculations
          * and **  25             Powers of Attorney for the Registrant
                    27             Financial Data Schedule

---------------------
   *     Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration
         Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on
         January 2, 1992.
  **     Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration
         Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on
         December 18, 1992.
 ***     Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration
         Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on
         December 16, 1993.
****     Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration
         Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on
         October 26, 1994.
*****    Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration
         Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on March
         3, 1995.


******   Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registrant's Registration
         Statement on Form N-1A (File No. 33-5819) as filed with the Securities and Exchange Commission on April
         29, 1996.



Item 25.  Persons Controlled by or under Common Control with Registrant.

         Not applicable.


Item 26.  Number of Holders of Securities.

                    Title of Class                                Number of Record Holders

             Shares of Beneficial Interest                          As of April 17, 1997
                  (without par value)
Landmark New York Tax Free Income Fund
                        Class A                                              7
                        Class B                                              0

Landmark National Tax Free Income Fund
                        Class A                                              7
                        Class B                                              0


Item 27.  Indemnification.

         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit to Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A; (b) Section 4 of the Distribution Agreement between the Registrant and The Landmark Funds Broker-Dealer Services, Inc., filed as an Exhibit to Post-Effective Amendment No. 8; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.


Item 28.  Business and Other Connections of Investment Adviser.



         Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, a registered bank holding company. Citibank also serves as investment adviser to the following registered investment companies (or series thereof): The Premium Portfolios (Balanced Portfolio, Equity Portfolio, Government Income Portfolio, International Equity Portfolio, Emerging Asian Markets Equity Portfolio and Small Cap Equity Portfolio), Tax Free Reserves Portfolio, U.S. Treasury Reserves Portfolio, Cash Reserves Portfolio, Asset Allocation Portfolios (Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500), Landmark Multi-State Tax Free Funds (Landmark New York Tax Free Reserves, Landmark Connecticut Tax Free Reserves and Landmark California Tax Free Reserves), Landmark Fixed Income Funds (Landmark Intermediate Income Fund), Landmark Tax Free Income Funds (Landmark National Tax Free Income Fund and Landmark New York Tax Free Income Fund), Landmark VIP Funds (Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund) and Variable Annuity Portfolios (CitiSelectSM VIP Folio 200, CitiSelectSM VIP Folio 300, CitiSelectSM VIP Folio 400, CitiSelectSM VIP Folio 500 and Landmark Small Cap Equity VIP Fund). Citibank and its affiliates manage assets in excess of $81 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.

         The Chairman of the Board and a Director of Citibank is John S. Reed. The following are Vice Chairmen of the Board and Directors of Citibank: Paul J. Collins, William R. Rhodes and H. Onno Ruding. Other Directors of Citibank are
D. Wayne Calloway, former Chairman and Chief Executive Officer, PepsiCo, Inc., Purchase, New York; Kenneth T. Derr, Chairman and Chief Executive Officer, Chevron Corporation; John M. Deutch, Director, CMS Energy; Reuben Marks, Chairman and Chief Executive Officer, Colgate-Palmolive Company; Richard D. Parsons, Member, Board of Representatives; Rozanne L. Ridgway, President, The Atlantic Council of the United States; Robert B. Shapiro, President and Chief Operating Officer, Monsanto Company; Frank A. Shrontz, Chairman and Chief Executive Officer, The Boeing Company, Seattle, Washington; Roger B. Smith, Former Chairman and Chief Executive Officer, General Motors Corporation; Franklin A. Thomas, President, The Ford Foundation, New York, New York; and Edgar S. Woolard, Jr., Chairman and Chief Executive Officer, E.I. DuPont De Nemours & Company.


         Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:

D. Wayne Calloway        Director, Exxon Corporation
                         Director, General Electric Company
                         Director, Pepsico, Inc.

Paul J. Collins          Director, Kimberly-Clark Corporation

Kenneth T. Derr          Director, American Telephone and Telegraph, Co.
                         Director, Chevron Corporation
                         Director, Potlatch Corporation

John M. Deutch           Director, CMS Energy
                         Director, Palomar Medical Technologies, Inc.

Reuben Mark              Director, Colgate-Palmolive Company
                         Director, New York Stock Exchange
                         Director, Time Warner, Inc.
                         Non-Executive Director, Pearson, PLC

Richard D. Parsons       Director, Federal National Mortgage Association
                         Director, Philip Morris Companies Incorporated
                         Member, Board of Representatives, Time Warner
                         Entertainment Company, L.P.
                         Director and President, Time Warner, Inc.

John S. Reed             Director, Monsanto Company
                         Director, Philip Morris Companies
                           Incorporated
                         Stockholder, Tampa Tank & Welding, Inc.


William R. Rhodes        Director, Private Export Funding
                           Corporation

Rozanne L. Ridgway       Director, 3M
                         Director, Bell Atlantic Corporation
                         Director, Boeing Company
                         Director, Emerson Electric Company
                         Member-International Advisory Board,
                           New Perspective Fund, Inc.
                         Director, RJR Nabisco, Inc.
                         Director, Sara Lee Corporation
                         Director, Union Carbide Corporation

H. Onno Ruding           Member, Board of Supervisory Directors,
                           Amsterdam Trustee's Kantoor
                         Board Member, Corning Incorporated
                         Advisor, Intercena (C&A) (Netherlands)
                         Member, Board of Advisers, Pechiney S.A.
                         Member, Board of Advisers, Robeco N.V.
                         Advisory Director, Unilever N.V.
                         Advisory Director, Unilever PLC


Robert B. Shapiro        Director, G.D. Searle & Co.
                         Director, Silicon Graphics
                         Director, Monsanto Company
                         Director, The Nutrasweet Company


Frank A. Shrontz         Director, 3M
                         Director, Baseball of Seattle, Inc.
                         Director, Boeing Company
                         Director, Boise Cascade Corp.
                         Director, Chevron Corporation

Franklin A. Thomas       Director, Aluminum Company of America
                         Director, Cummins Engine Company, Inc.
                         Lucent Technologies
                         Director, Pepsico, Inc.

Edgar S. Woolard, Jr.    Director, E.I. DuPont De Nemours & Company
                         Director, Apple Computer, Inc.
                         Director, Zurich Holding Company of America, Inc.
                         Advisory Director, Zurich Insurance Corporation


Item 29.  Principal Underwriters.


         (a) The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"), the Registrant's Distributor, is also the distributor for Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund, Landmark U.S. Treasury Reserves, Landmark Cash Reserves, Premium U.S. Treasury Reserves, Premium Liquid Reserves, Landmark Institutional U.S. Treasury Reserves, Landmark Institutional Liquid Reserves, Landmark Tax Free Reserves, Landmark Institutional Tax Free Reserves, Landmark California Tax Free Reserves, Landmark Connecticut Tax Free Reserves, Landmark New York Tax Free Reserves, Landmark U.S. Government Income Fund, Landmark Intermediate Income Fund, Landmark Balanced Fund, Landmark Equity Fund, Landmark Small Cap Equity Fund, Landmark National Tax Free Income Fund, Landmark New York Tax Free Income Fund, Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund, Landmark VIP International Equity Fund, CitiSelectSM VIP Folio 200, CitiSelectSM VIP Folio 300, CitiSelectSM VIP Folio 400, CitiSelectSM VIP Folio 500, Landmark Small Cap Equity VIP Fund, CitiSelectSM Folio 200, CitiSelectSM Folio 300, CitiSelectSM Folio 400 and CitiSelectSM Folio 500. LFBDS is also the placement agent for International Equity Portfolio, Balanced Portfolio, Equity Portfolio, Small Cap Equity Portfolio, Government Income Portfolio, Emerging Asian Markets Equity Portfolio, Tax Free Reserves Portfolio, Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500.


         (b) The information required by this Item 29 with respect to each director and officer of LFBDS is incorporated by reference to Schedule A of Form BD filed by LFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

         (c)      Not applicable.


Item 30.  Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

      NAME                                               ADDRESS

      The Landmark Funds Broker-Dealer Services, Inc.    6 St. James Avenue
      (administrator and distributor)                    Boston, MA 02116

      State Street Bank and Trust Company                1776 Heritage Drive
      (custodian and transfer agent)                     North Quincy, MA 02171

      Citibank, N.A.                                     153 East 53rd Street
      (investment adviser)                               New York, NY 10043

   SHAREHOLDER SERVICING AGENTS

   Citibank, N.A.                                     450 West 33rd Street
                                                      New York, NY 10001

   Citibank, N.A. -- Citigold                         Citicorp Mortgage Inc.
                                                         - Citigold
                                                      15851 Clayton Road
                                                      Ballwin, MO 63011

   Citibank, N.A. -- The Citibank                     153 East 53rd Street
   Private Bank                                       New York, NY 10043

   Citibank, N.A. -- Citibank Global                  153 East 53rd Street
   Asset Management                                   New York, NY 10043

   Citibank, N.A. -- North American                   111 Wall Street
   Investor Services                                  New York, NY 10094

   Citicorp Investment Services                       One Court Square
                                                      Long Island City, NY 11120

  The Landmark Funds Broker-Dealer Services, Inc.   6 St. James Avenue
                                                      Boston, MA 02116

Item 31.  Management Services.

         Not applicable.

Item 32.  Undertakings.

         (a)     Not applicable.

         (b)     Not applicable.

         (c) The Registrant undertakes to furnish to each person to whom a prospectus of Landmark New York Tax Free Income Fund and Landmark National Tax Free Income Fund is delivered with a copy of the appropriate Fund's latest Annual Report to Shareholders, upon request without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 17th day of April, 1997.

                                  LANDMARK TAX FREE INCOME FUNDS

                                  By: Philip W. Coolidge
                                      -----------------------------
                                      Philip W. Coolidge, President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to this Registration Statement has been signed below by the following persons in the capacities indicated below April 17, 1997.

        Signature                      Title
        ---------                      -----
   Philip W. Coolidge        President, Principal Executive Officer and Trustee
-------------------------
   Philip W. Coolidge

   John R. Elder             Principal Financial Officer and Principal
-------------------------
   John R. Elder             Accounting Officer

   H.B. Alvord*              Trustee
-------------------------
   H.B. Alvord

   Elliott J. Berv*          Trustee
-------------------------
   Elliott J. Berv

   Mark T. Finn*             Trustee
-------------------------
   Mark T. Finn

   Riley C. Gilley*          Trustee
-------------------------
   Riley C. Gilley

   Diana R. Harrington*      Trustee
-------------------------
   Diana R. Harrington

   Susan B. Kerley*          Trustee
-------------------------
   Susan B. Kerley

   C. Oscar Morong, Jr.*     Trustee
-------------------------
   C. Oscar Morong, Jr.

   Walter E. Robb, III*      Trustee
-------------------------
   Walter E. Robb, III

   E. Kirby Warren*          Trustee
-------------------------
   E. Kirby Warren

   William S. Woods, Jr.*    Trustee
-------------------------
   William S. Woods, Jr.

*By: Philip W. Coolidge
    --------------------
     Philip W. Coolidge
     Executed by Philip W. Coolidge on behalf of those
     indicated pursuant to Powers of Attorney.

                                  EXHIBIT INDEX


            Exhibit
            No.:           Description:


            11             Consent of Deloitte & Touche LLP, independent
                             auditors of the Registrant
            27             Financial Data Schedule